UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2019

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Emerging Markets Debt Fund

July 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Debt Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Emerging Markets Debt Fund	August 13, 2019

Performance preview (for the year ended July 31, 2019)
Delaware Emerging Markets Debt Fund (Institutional Class shares)	1-year return	+10.41%
Delaware Emerging Markets Debt Fund (Class A shares)	1-year return	+10.21%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (benchmark)	1-year return	+9.61%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 6. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

During the Fund’s fiscal year ended July 31, 2019, the most significant factor driving performance in emerging markets largely came from outside those markets. Divergent central banking policies in developed countries dominated through the end of 2018 while the first seven months of 2019 were characterized by those same central banks’ convergent views.

Most of the developed world was easing interest rates (a response to a worldwide slowdown in economic growth). The United States, however, was a notable holdout in 2018, with the US Federal Reserve even implementing a rate hike during what was a highly volatile December – its ninth since it began normalizing rates in December 2015. In January 2019, however, the Fed did an abrupt about-face, taking further rate hikes off the table for 2019 and hinting at possible rate cuts. The Fed then reduced rates 0.25 percentage points to a target range of 2.00%-2.25% on July 31, the final day of the Fund’s fiscal year.

In our opinion, the effect of central bank policy on emerging markets was similar to that on developed countries. In the latter half of 2018, a sharp tightening of financial conditions bore particular pain for the weaker credits within emerging markets, especially high yield bonds, which significantly underperformed their developed market counterparts. The sovereign

● Emerging markets debt benefited from the Fed’s policy course reversal halfway through the Fund’s fiscal year.
● Global central bank monetary policy easing stimulated emerging market economic activity.
● However, the strong US dollar raised the cost of servicing emerging markets debt.
● Throughout the 12-month period, uncertainty regarding US-China trade relations weighed on global financial markets.

Portfolio management review

Delaware Emerging Markets Debt Fund

bonds issued by frontier countries (where stock exchanges and currency markets are too small or underdeveloped to be classified as emerging markets) in the Central and Eastern Europe, Middle East, and Africa (CEEMEA) region were notably weak. Cash began to flow out of the markets. Furthermore, the tighter central bank policy added fuel to the fire in Argentina and Turkey, two large developing countries that are dealing with financial and economic problems distinct from emerging markets as a whole.

With the Fed’s course reversal in January 2019, core rates stabilized, driving record cash flows into the global credit markets. In turn, that unlocked financing opportunities for the weaker credits within emerging markets. The Fed’s newfound dovish posture seemed to ease financial conditions across the board. Global easing within developed markets also enabled central banks in emerging markets to ease policy and cut rates without creating a large drag on their foreign exchange. This played out visibly in Turkey, which had struggled in 2018’s tight environment. Aided by global easing, Turkey’s currency strengthened in the first half of 2019, easing its inflation crunch and enabling an aggressive reduction in policy rates.

One outlier to the easing story was the US dollar, which remained strong. While that didn’t prevent emerging market credit from rebounding sharply, it put a damper on emerging market foreign exchange rates and pressured dollar-denominated commodities such as oil and gas. The strong dollar also raised the cost of servicing the debt for dollar-denominated emerging market credits.

If interest rates were the single most significant factor affecting emerging market returns during the 12-month period, the ongoing US-China trade dispute wasn’t far behind. Unquestionably, the imposition of tariffs contributed to China’s economic slowdown, and in turn, broader emerging market performance. The effects of the dispute have been particularly difficult to manage given the uncertainty arising from the seemingly volatile US-China trade negotiations.

China’s response to this challenge has been markedly different from its response to previous slowdowns. In 2015, when China confronted severe weakness in the yuan that pressured emerging markets initially and developed markets later, it responded with an aggressive action on monetary policy. This time, it appears that China has taken a more cautious approach to managing its currency, hoping to reach a trade deal. We have seen a step up in stimulus, but China tends to favor fiscal rather than monetary policy, putting more money in consumers’ pockets via tax cuts and other incentives. This has had a noticeably different effect on emerging markets. Where China’s aggressive monetary policy in 2015 tended to lift the ceiling for growth in emerging markets, the recent fiscal stimulus is more likely, in our view, to provide a floor for economic growth without raising overall growth expectations.

While the performance of emerging market currencies (foreign exchange) is not a large component of Fund performance, we think it noteworthy that the performance of emerging market currencies lagged that of the credit market rally in 2019. This was partly the result of the developed market central banks all adopting a dovish view, which was a potent catalyst for emerging market credit spreads, especially after the weakness at the end of 2018. Emerging market foreign exchange also rallied in 2019, but in a much more benign fashion, mainly because the overall emerging market growth profile was weak.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2019, Delaware Emerging Markets Debt Fund outperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Fund’s Institutional Class shares gained 10.41%. The Fund’s Class A shares advanced 10.21% at net asset value and 5.25% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 9.61%. For complete annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 6.

The Fund is broadly diversified across regions and benefited from overweight positions in Latin America and frontier CEEMEA. Those overweights relative to the benchmark were funded by underweights to low-beta (low-risk) Asian credits. That positioning was particularly helpful for the Fund in the early stages of the 2019 risk rally. In the second quarter of 2019 and in July, that effect tapered off somewhat when investment grade bonds led in generating returns as US rates rallied.

Within Latin America, Brazil and Mexico made notable contributions to the Fund’s performance during the fiscal year. Brazil benefited from attractive opportunities in corporates and a sharp shift in its central bank monetary policy. The election of President Jair Bolsonaro in January 2019 also benefited the Fund. Although his social agenda could be considered arguable, on the fiscal side he installed as finance minister a respected individual who has sought to tackle Brazil’s largest structural problems. As of this writing, significant progress has been made in advancing a major pension reform bill.

During the fiscal year, the Fund maintained a significant overweight in Brazil, which contributed to performance. Individual contributors to performance included Petrobras Global Finance BV, JBS S.A., and Suzano

Austria GmbH. Petrobras benefited from cohesive and independent decision making that included a focus on improving its balance sheet and deleveraging. JBS, the world’s largest meat-processing company, benefited from strong underlying fundamentals, partly driven by higher pricing that resulted from an outbreak of Asian swine flu. Suzano, the largest pulp and paper manufacturer in Latin America, benefited from an aggressive deleveraging program.

In Mexico, we carefully navigated the increased volatility following the election of President Andrés Manuel López Obrador in July 2018. During the fiscal year, Mexico was a fairly dynamic credit that contributed to the Fund’s performance, despite mixed reactions to López Obrador’s agenda. Although he campaigned on boosting spending to provide economic stimulus, since taking office López Obrador has kept an eye on maintaining a balanced budget. At the same time, credit markets faced significant challenges. Petróleos Mexicanos, the state-owned petroleum company and an important oil and gas sovereign bond, was facing major financing challenges. López Obrador’s cancellation of a major airport expansion project in Mexico City led to a crisis of confidence among investors. We believe potential changes to the banking system and a pending revision to its trade agreement with the US also weighed on the market. Growth expectations have fallen, with Mexico’s gross domestic product (GDP) growth rate flirting with recessionary levels.

In the frontier CEEMEA region, we augmented our core corporate strategy with some sovereign positions that contributed to performance. These included both sovereigns and corporates in Ukraine and Ghana. In Kazakhstan, an oil-exporting country with solid credit metrics, we sourced higher-duration quasi-sovereign bonds that added to performance.

The Fund also benefited from its positions in Turkey. The Fund had a roughly neutral weighting with a moderately up-in-quality bias that

Portfolio management review

Delaware Emerging Markets Debt Fund

augmented corporates with a sovereign position. Fighting off issues on all fronts, including the establishment of an executive presidency and the threat of international sanctions, Turkey’s central bank raised rates. That helped to stabilize its markets and economy, enabling a rebound in exports, a reduction in imports, an improvement in tourism, and a narrowing of the current account deficit. Turkey recovered sharply from what had been a painful position in late 2018.

An underweight in Asia detracted from the Fund’s performance relative to the benchmark. For the most part, securities in the region traded relatively tight and did not suffer much in the broad selloff at the end of 2018. As a result, we didn’t see strong relative value and decided to carry underweight positions in China, Hong Kong, India, South Korea, and Thailand.

As spreads tightened aggressively and yields dropped precipitously during the fiscal year, we took a more active stance, implementing several up-in-quality trades from high yield to investment grade. Additionally, as cash flows increased, we began raising and holding cash as we thought that tight spreads didn’t compensate for potential market volatility. We also sold some of the Fund’s higher-beta positions at a profit and reinvested the proceeds in investment grade, neutralizing some of the Fund’s underweight positions, particularly in China and India.

In India, uncertainty about Prime Minister Narendra Modi’s re-election bid led us to a somewhat defensive position in late 2018. Following his convincing win, based in part on a pro-business agenda, we increased the Fund’s exposure from an underweight to a relative overweight. The Fund was broadly underweight in South Korea as well. Although we increased the Fund’s exposure somewhat during the fiscal year to a near-neutral position with several up-in-quality grades, we believe South Korea is sensitive to global trade and export data that have been broadly weak. Similarly, Thailand is sensitive to global trade conditions, and we maintained the Fund’s underweight there. While we also maintained an underweight in Hong Kong, we largely neutralized the Fund’s position in China, given the country’s stimulus measures.

The most significant individual detractor from the Fund’s performance was Digicel Group Ltd., a Caribbean telecommunications operator. Mixed operating results and excessive leverage led the company to initiate a distressed-debt exchange. As of this writing, the result has not been encouraging.

Argentine local currency bonds also detracted from the Fund’s performance. Initially, we had a relatively constructive view on the Argentine economy. Inclusion of the bonds in J.P. Morgan’s local bond index appeared to be a positive as well. When Argentina’s fiscal position grew more tenuous, however, we liquidated the Fund’s position.

Teva Pharmaceutical Finance Netherlands III bonds were also a detractor, as Israeli multinational Teva Pharmaceutical Industries faced increasing competition in the commoditized generics business and issues resulting from the opioid epidemic.

Near the end of the Fund’s fiscal year, we anticipated that US dollar-denominated emerging markets debt would likely perform in line with similarly rated corporate bonds in developed markets. This was the case, and we expect the close relationship to continue. While we view emerging market fundamentals as mixed at best, we are cognizant of the dovish turn by the most important central banks. Reflecting what was the strong performance of the emerging markets asset class, we have continued to reduce the Fund’s beta, a measure of its volatility relative to the market, to bring it closer to neutral. As of this review, we believe there are more opportunities in corporate debt due to the larger number of issuers and believe that security selection (both at the sovereign and corporate level) should remain an important driver of performance for the Fund.

A note about derivatives

During the fiscal year, Delaware Emerging Markets Debt Fund engaged in currency hedges through forward foreign currency exchange contracts and options. These positions detracted 0.36 percentage points from performance for the fiscal year. The Fund had no exposure to derivatives at the end of the fiscal year.

Performance summary
Delaware Emerging Markets Debt Fund	July 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2,3]	Average annual total returns through July 31, 2019

	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 30, 2013)
Excluding sales charge	+10.21%	+5.95%	+4.50%	+6.24%
Including sales charge	+5.25%	+4.34%	+3.54%	+5.68%
Class C (Est. Sept. 30, 2013)
Excluding sales charge	+9.27%	+5.30%	+4.11%	+5.67%
Including sales charge	+8.27%	+5.30%	+4.11%	+5.67%
Class R (Est. Sept. 30, 2013)
Excluding sales charge	+10.42%	+6.14%	+4.61%	+6.19%
Including sales charge	+10.42%	+6.14%	+4.61%	+6.19%
Institutional Class (Est. Sept. 30, 2013)
Excluding sales charge	+10.41%	+6.18%	+4.63%	+6.43%
Including sales charge	+10.41%	+6.18%	+4.63%	+6.43%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified	+9.61%	+5.30%	+5.04%	+5.75%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on Sept. 30, 2013. This privately offered fund commenced operations on Nov. 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of

1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on Sept. 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been higher than the performance shown in the average annual total returns table above.

2 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance summary

Delaware Emerging Markets Debt Fund

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

Leverage risk is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

Gross domestic product, mentioned on page 3, is a measure of all goods and services produced by a nation in a year.

3 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.79% of the Fund’s average daily net assets during the period from Aug. 1, 2018 to July 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.90%	2.65%	2.15%	1.65%
Net expenses	1.04%	1.79%	1.29%	0.79%
(including fee waivers, if any) Type of waiver	Contractual	Contractual	Contractual (Investment manager waiver); Voluntary (12b-1 fee waiver)	Contractual

*The aggregate contractual waiver period covering this report is from April 1, 2018 through Nov. 28, 2019.

Performance of a $10,000 investment1

Average annual total returns from Sept. 30, 2013 (Fund’s inception) through July 31, 2019

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Sept. 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of Sept. 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks US dollar–denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Emerging Markets Debt Fund

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

Disclosure of Fund expenses

For the six-month period February 1, 2019 to July 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2019 to July 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period February 1, 2019 to July 31, 2019 (Unaudited)

Delaware Emerging Markets Debt Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratio	Expenses Paid During Period 2/1/19 to 7/31/19*

Actual Fund return†
Class A	$1,000.00	$1,076.50	1.04%	$5.35
Class C	1,000.00	1,071.70	1.79%	9.19
Class R	1,000.00	1,076.90	0.79%	4.07
Institutional Class	1,000.00	1,078.20	0.79%	4.07

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.64	1.04%	$5.21
Class C	1,000.00	1,015.92	1.79%	8.95
Class R	1,000.00	1,020.88	0.79%	3.96
Institutional Class	1,000.00	1,020.88	0.79%	3.96

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / country and sector allocation

Delaware Emerging Markets Debt Fund	As of July 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets

Corporate Bonds by Country	70.20%
Argentina	4.36%
Australia	0.38%
Bahrain	0.50%
Brazil	9.88%
Canada	0.77%
Cayman Islands	0.77%
Chile	2.88%
China	3.66%
Colombia	2.43%
Dominican Republic	0.92%
Georgia	0.79%
Ghana	0.48%
Guatemala	0.40%
Hong Kong	0.92%
India	3.29%
Indonesia	1.48%
Ireland	0.82%
Israel	2.67%
Jamaica	0.07%
Kazakhstan	0.87%
Kuwait	0.92%
Mexico	4.41%
Morocco	0.95%
Panama	0.79%
Peru	1.64%
Qatar	1.03%
Republic of Korea	3.49%
Republic of Vietnam	1.40%
Russia	2.58%
Saudi Arabia	1.20%
Singapore	1.67%
South Africa	2.15%
Spain	1.08%
Switzerland	0.86%
Turkey	2.74%
Ukraine	2.07%
United Arab Emirates	1.87%
United States	1.01%

Security type / country and sector allocation

Delaware Emerging Markets Debt Fund

Security type / country	Percentage of net assets

Sovereign Bonds by Country	6.70%
Argentina	0.21%
Dominican Republic	0.69%
Egypt	0.83%
El Salvador	0.74%
Ghana	0.64%
Ivory Coast	0.36%
Kenya	0.42%
Mongolia	0.40%
Nigeria	0.41%
Russia	0.40%
Sri Lanka	0.78%
Turkey	0.41%
Ukraine	0.41%
Supranational Bank	0.49%
Short-Term Investments	24.27%
Total Value of Securities	101.66%
Liabilities Net of Receivables and Other Assets	(1.66%)
Total Net Assets	100.00%

Corporate bonds by sector	Percentage of net assets
Banking	15.54%
Basic Industry	13.45%
Capital Goods	0.40%
Communications	3.78%
Consumer Cyclical	4.91%
Consumer Non-Cyclical	7.58%
Electric	8.29%
Energy	11.74%
Industrial	3.63%
Utilities	0.88%
Total	70.20%

Schedule of investments
Delaware Emerging Markets Debt Fund	July 31, 2019

	Principal amount°	Value (US $)
Corporate Bonds – 70.20%Δ
Argentina – 4.36%
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	382,656	$371,180
Pampa Energia 144A 9.125% 4/15/29 #	235,000	234,871
Tecpetrol 144A 4.875% 12/12/22 #	235,000	228,537
Telecom Argentina 144A 8.00% 7/18/26 #	420,000	426,563
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	170,000	160,650
YPF
144A 8.50% 6/27/29 #	240,000	232,200
144A 51.625% (BADLARPP + 4.00%) 7/7/20 #●	170,000	62,900
YPF Energia Electrica 144A 10.00% 7/25/26 #	550,000	550,083

		2,266,984

Australia – 0.38%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	200,000	198,444

		198,444

Bahrain – 0.50%
Oil and Gas Holding 144A 7.625% 11/7/24 #	230,000	257,966

		257,966

Brazil – 9.88%
Aegea Finance 144A 5.75% 10/10/24 #	435,000	454,036
Braskem Finance 6.45% 2/3/24	265,000	294,998
CSN Resources 144A 7.625% 2/13/23 #	435,000	462,166
Itau Unibanco Holding 144A 5.50% 8/6/22 #	400,000	422,520
JBS Investments II
144A 5.75% 1/15/28 #	490,000	496,003
144A 7.00% 1/15/26 #	245,000	262,885
Klabin Austria 144A 7.00% 4/3/49 #	400,000	430,104
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	208,252
Petrobras Global Finance
6.90% 3/19/49	300,000	337,755
7.25% 3/17/44	105,000	123,270
7.375% 1/17/27	130,000	154,136
Rede D’or Finance 144A 4.95% 1/17/28 #	460,000	462,392
Suzano Austria 144A 5.00% 1/15/30 #	435,000	445,549
Usiminas International 144A 5.875% 7/18/26 #	570,000	579,662

		5,133,728

Canada – 0.77%
Gran Tierra Energy 144A 7.75% 5/23/27 #	400,000	398,500

		398,500

Cayman Islands – 0.77%
Bioceanico Sovereign Certificate 144A 2.668% 6/5/34 #	585,000	402,187

		402,187

Schedule of investments

Delaware Emerging Markets Debt Fund

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Chile – 2.88%
AES Gener 144A 7.125% 3/26/79 #µ	405,000	$437,906
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	200,000	205,377
Engie Energia Chile 144A 4.50% 1/29/25 #	200,000	212,683
Latam Finance 144A 7.00% 3/1/26 #	405,000	429,806
Sociedad Quimica y Minera de Chile 144A 4.25% 5/7/29 #	200,000	211,500

		1,497,272

China – 3.66%
Baidu 3.875% 9/29/23	400,000	414,691
Bank of China 144A 5.00% 11/13/24 #	405,000	437,834
JD.com 3.125% 4/29/21	400,000	399,987
State Grid Overseas Investment 2016 144A 2.25% 5/4/20 #	210,000	209,509
Tencent Holdings 144A 3.975% 4/11/29 #	415,000	437,715

		1,899,736

Colombia – 2.43%
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	380,000	391,590
Geopark 144A 6.50% 9/21/24 #	400,000	417,500
Millicom International Cellular 144A 6.25% 3/25/29 #	420,000	454,335

		1,263,425

Dominican Republic – 0.92%
AES Andres 144A 7.95% 5/11/26 #	440,000	476,854

		476,854

Georgia – 0.79%
Bank of Georgia 144A 6.00% 7/26/23 #	400,000	408,092

		408,092

Ghana – 0.48%
Tullow Oil 144A 7.00% 3/1/25 #	245,000	247,144

		247,144

Guatemala – 0.40%
Comunicaciones Celulares via Comcel Trust 144A 6.875% 2/6/24 #	200,000	207,500

		207,500

Hong Kong – 0.92%
CK Hutchison International 17 144A 2.875% 4/5/22 #	475,000	476,958

		476,958

India – 3.29%
Adani Ports & Special Economic Zone
144A 3.375% 7/24/24 #	265,000	265,004
144A 4.375% 7/3/29 #	205,000	210,291

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
India (continued)
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	760,000	$759,024
ICICI Bank 144A 4.00% 3/18/26 #	460,000	473,354

		1,707,673

Indonesia – 1.48%
Listrindo Capital 144A 4.95% 9/14/26 #	550,000	552,337
Perusahaan Listrik Negara 144A 5.25% 5/15/47 #	200,000	215,994

		768,331

Ireland – 0.82%
C&W Senior Financing DAC 144A 7.50% 10/15/26 #	400,000	428,000

		428,000

Israel – 2.67%
Israel Chemicals 144A 6.375% 5/31/38 #	450,000	511,119
Israel Electric 144A 5.00% 11/12/24 #	400,000	435,600
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	490,000	440,387

		1,387,106

Jamaica – 0.07%
Digicel Group Two 144A PIK 9.125% 4/1/24 #	200,855	37,660

		37,660

Kazakhstan – 0.87%
KazMunayGas National JSC 144A 6.375% 10/24/48 #	200,000	242,305
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	208,124

		450,429

Kuwait – 0.92%
Equate Petrochemical 144A 3.00% 3/3/22 #	475,000	477,171

		477,171

Mexico – 4.41%
Banco Mercantil del Norte 144A 6.75%#µy	440,000	440,000
Banco Santander Mexico
144A 4.125% 11/9/22 #	150,000	155,250
144A 5.95% 10/1/28 #µ	205,000	218,325
BBVA Bancomer 144A 5.125% 1/18/33 #µ	460,000	443,900
Cydsa 144A 6.25% 10/4/27 #	430,000	433,767
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	205,502
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	200,000	173,000
Mexichem 144A 5.50% 1/15/48 #	220,000	221,650

		2,291,394

Schedule of investments

Delaware Emerging Markets Debt Fund

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Morocco – 0.95%
OCP
144A 4.50% 10/22/25 #	200,000	$208,475
144A 6.875% 4/25/44 #	235,000	283,147

		491,622

Panama – 0.79%
Banco General 144A 4.125% 8/7/27 #	400,000	411,800

		411,800

Peru – 1.64%
Kallpa Generacion 144A 4.125% 8/16/27 #	400,000	411,000
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	425,000	439,344

		850,344

Qatar – 1.03%
QNB Finance 3.50% 3/28/24	525,000	537,193

		537,193

Republic of Korea – 3.49%
Kia Motors 144A 3.00% 4/25/23 #	345,000	346,207
Kookmin Bank 144A 2.875% 3/25/23 #	475,000	478,605
Shinhan Financial Group 144A 3.34% 2/5/30 #µ	555,000	558,802
Woori Bank 144A 4.75% 4/30/24 #	400,000	426,656

		1,810,270

Republic of Vietnam – 1.40%
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	720,000	728,753

		728,753

Russia – 2.58%
Gazprom OAO via Gaz Capital 144A 4.95% 3/23/27 #	460,000	488,906
Novolipetsk Steel via Steel Funding DAC 144A 4.00% 9/21/24 #	400,000	406,270
Phosagro OAO via Phosagro Bond Funding DAC
144A 3.949% 4/24/23 #	200,000	202,821
144A 3.95% 11/3/21 #	240,000	244,462

		1,342,459

Saudi Arabia – 1.20%
Saudi Arabian Oil
144A 4.25% 4/16/39 #	400,000	416,906
144A 4.375% 4/16/49 #	200,000	208,033

		624,939

Singapore – 1.67%
BOC Aviation 144A 2.375% 9/15/21 #	400,000	395,761
DBS Group Holdings 144A 4.52% 12/11/28 #µ	445,000	470,207

		865,968

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)
South Africa – 2.15%
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	230,000	$251,850
Growthpoint Properties International 144A 5.872% 5/2/23 #	400,000	424,083
SASOL Financing USA
5.875% 3/27/24	200,000	214,552
6.50% 9/27/28	200,000	225,376

		1,115,861

Spain – 1.08%
Atento Luxco 1 144A 6.125% 8/10/22 #	315,000	321,141
International Airport Finance 144A 12.00% 3/15/33 #	215,000	242,000

		563,141

Switzerland – 0.86%
Syngenta Finance 144A 5.182% 4/24/28 #	425,000	446,532

		446,532

Turkey – 2.74%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	205,000	184,660
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	400,000	389,325
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	400,000	410,642
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	430,000	438,914

		1,423,541

Ukraine – 2.07%
Kernel Holding 144A 8.75% 1/31/22 #	420,000	447,812
MHP 144A 7.75% 5/10/24 #	200,000	214,091
MHP LUX 144A 6.95% 4/3/26 #	400,000	411,722

		1,073,625

United Arab Emirates – 1.87%
ADES International Holding 144A 8.625% 4/24/24 #	430,000	431,075
Emirates NBD 3.25% 11/14/22	530,000	539,701

		970,776

United States – 1.01%
Resorts World Las Vegas 144A 4.625% 4/16/29 #	500,000	523,852

		523,852

Total Corporate Bonds (cost $35,819,095)		36,463,230

Sovereign Bonds – 6.70%Δ
Argentina – 0.21%
Argentine Republic Government International Bond 5.625% 1/26/22	125,000	108,250

		108,250

Schedule of investments

Delaware Emerging Markets Debt Fund

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Dominican Republic – 0.69%
Dominican Republic International Bond 144A 6.00% 7/19/28 #	325,000	$357,097

		357,097

Egypt – 0.83%
Egypt Government International Bond 144A 7.60% 3/1/29 #	400,000	429,314

		429,314

El Salvador – 0.74%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	380,000	386,650

		386,650

Ghana – 0.64%
Ghana Government International Bond 144A 7.875% 3/26/27 #	315,000	333,297

		333,297

Ivory Coast – 0.36%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	200,000	189,051

		189,051

Kenya – 0.42%
Kenya Government International Bond 144A 8.00% 5/22/32 #	205,000	217,890

		217,890

Mongolia – 0.40%
Development Bank of Mongolia 144A 7.25% 10/23/23 #	200,000	209,500

		209,500

Nigeria – 0.41%
Nigeria Government International Bond 144A 7.875% 2/16/32 #	200,000	212,998

		212,998

Russia – 0.40%
Russian Foreign Bond - Eurobond 144A 4.25% 6/23/27 #	200,000	209,078

		209,078

Sri Lanka – 0.78%
Sri Lanka Government International Bond 144A 7.55% 3/28/30 #	400,000	407,178

		407,178

Turkey – 0.41%
Turkey Government International Bond 7.625% 4/26/29	200,000	210,427

		210,427

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Ukraine – 0.41%
Ukraine Government International Bond 144A 7.75% 9/1/26 #	200,000	$211,732

		211,732

Total Sovereign Bonds (cost $3,357,552)		3,482,462

Supranational Bank – 0.49%
Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #	240,000	252,905

Total Supranational Bank (cost $235,378)		252,905

	Number of shares
Short-Term Investments – 24.27%
Money Market Mutual Funds – 24.27%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.23%)	2,521,918	2,521,502
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.19%)	2,521,918	2,521,492
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.23%)	2,521,918	2,521,501
Morgan Stanley Government Portfolio - Institutional Class (seven-day effective yield 2.21%)	2,521,918	2,521,497
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.18%)	2,521,918	2,521,487

Total Short-Term Investments (cost $12,607,479)		12,607,479

Total Value of Securities – 101.66% (cost $52,019,504)		$52,806,076

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2019, the aggregate value of Rule 144A securities was $36,197,874, which represents 69.69% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

PIK. 78% of the income received was in cash and 22% was in principal.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 13 in “Security type / country and sector allocations.”

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2019. Rate will reset at a future date.

y	No contractual maturity date.

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2019. For securities based on a published reference rate and spread, the reference rate and

Schedule of investments

Delaware Emerging Markets Debt Fund

spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

BADLARPP – Argentina Term Deposit Rate

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities
Delaware Emerging Markets Debt Fund	July 31, 2019

Assets:
Investments, at value[1]	$52,806,076
Cash	1,323,004
Foreign currencies, at value[2]	16,945
Receivable for fund shares sold	3,785,805
Receivable for securities sold	437,061
Interest receivable	529,707

Total assets	58,898,598

Liabilities:
Payable for securities purchased	6,908,043
Other accrued expenses	30,447
Investment management fees payable to affiliates	11,437
Audit and tax fees payable	6,450
Accounting and administration expenses payable to affiliates	449
Dividend disbursing and transfer agent fees and expenses payable to affiliates	283
Trustees’ fees and expenses payable to affiliates	77
Distribution fees payable to affiliates	59
Legal fees payable to affiliates	27
Reports and statements to shareholders expenses payable to affiliates	26

Total liabilities	6,957,298

Total Net Assets	$51,941,300

Net Assets Consist of:
Paid-in capital	$51,314,291
Total distributable earnings (loss)	627,009

Total Net Assets	$51,941,300

Class A:
Net assets	$93,552
Shares of beneficial interest outstanding, unlimited authorization, no par	10,793
Net asset value per share	$8.67
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.08

Class C:
Net assets	$60,939
Shares of beneficial interest outstanding, unlimited authorization, no par	7,034
Net asset value per share	$8.66

Class R:
Net assets	$2,729
Shares of beneficial interest outstanding, unlimited authorization, no par	315
Net asset value per share	$8.66

Institutional Class:
Net assets	$51,784,080
Shares of beneficial interest outstanding, unlimited authorization, no par	5,972,857
Net asset value per share	$8.67

[1] Investments, at cost	$52,019,504
[2] Foreign currencies, at cost	17,580

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Emerging Markets Debt Fund	Year ended July 31, 2019

Investment Income:
Interest	$1,350,276
Dividends	20,665

1,370,941

Expenses:
Management fees	173,847
Distribution expenses – Class A	277
Distribution expenses – Class C	590
Distribution expenses – Class R	13
Audit and tax fees	51,087
Registration fees	47,832
Accounting and administration expenses	44,797
Reports and statements to shareholders expenses	25,939
Legal fees	15,929
Dividend disbursing and transfer agent fees and expenses	4,085
Custodian fees	2,422
Trustees’ fees and expenses	1,247
Other	14,659

382,724
Less expenses waived	(198,223)
Less waived distribution expenses – Class R	(13)
Less expense paid indirectly	(1,268)

Total operating expenses	183,220

Net Investment Income	1,187,721

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(184,069)
Foreign currencies	(81,951)
Foreign currency exchange contracts	(14,651)
Futures contracts	2,983
Options purchased	(79,652)

Net realized loss	(357,340)

Net change in unrealized appreciation (depreciation) of:
Investments	1,552,978
Foreign currencies	2,302
Foreign currency exchange contracts	297
Futures contracts	2,081
Options purchased	775

Net change in unrealized appreciation (depreciation)	1,558,433

Net Realized and Unrealized Gain	1,201,093

Net Increase in Net Assets Resulting from Operations	$2,388,814

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Emerging Markets Debt Fund

	Year ended
	7/31/19	7/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,187,721	$1,059,983
Net realized gain (loss)	(357,340)	345,018
Net change in unrealized appreciation (depreciation)	1,558,433	(1,376,362)

Net increase in net assets resulting from operations	2,388,814	28,639

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(5,436)	(2,411)
Class C	(2,388)	(4,133)
Class R	(130)	(154)
Institutional Class	(1,158,341)	(1,344,940)

	(1,166,295)	(1,351,638)

Capital Share Transactions:
Proceeds from shares sold:
Class A	111,456	92,140
Class C	14,307	58,822
Institutional Class	28,002,416	126,314

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,108	2,411
Class C	2,387	4,133
Class R	129	154
Institutional Class	1,155,876	1,341,785

	29,291,679	1,625,759

	Year ended
	7/31/19	7/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(86,125)	$(61,604)
Class C	(38,686)	(38,549)
Institutional Class	(271,729)	(30,869)

	(396,540)	(131,022)

Increase in net assets derived from capital share transactions	28,895,139	1,494,737

Net Increase in Net Assets	30,117,658	171,738

Net Assets:
Beginning of year	21,823,642	21,651,904

End of year[1]	$51,941,300	$21,823,642

[1]

Net Assets – End of year includes undistributed net investment income of $36,706 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended July 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended July 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Class R	Institutional Class
Dividends from net investment income	$(1,956)	$(2,926)	$(118)	$(1,027,398)
Distributions from net realized gain	(455)	(1,207)	(36)	(317,542)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Emerging Markets Debt Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$8.26	$8.77	$8.48	$8.21	$8.84

0.40	0.39	0.37	0.36	0.37
0.41	(0.39)	0.29	0.24	(0.61)

0.81	—	0.66	0.60	(0.24)

(0.35)	(0.38)	(0.37)	(0.33)	(0.30)
(0.05)	(0.13)	—	—	(0.09)

(0.40)	(0.51)	(0.37)	(0.33)	(0.39)

$8.67	$8.26	$8.77	$8.48	$8.21

10.21%	(0.10% )	8.03%	7.62%	(2.65% )

$93	$57	$27	$3	$2
1.04%	1.16%	1.22%	1.01%	1.08%
1.04%	1.16%	1.22%	1.03%	1.14%
1.90%	1.90%	1.91%	2.04%	2.03%
4.88%	4.57%	4.30%	4.44%	4.46%
4.88%	4.57%	4.30%	4.42%	4.40%
4.02%	3.83%	3.61%	3.41%	3.51%
74%	108%	154%	232%	288%

Financial highlights

Delaware Emerging Markets Debt Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$8.26	$8.77	$8.48	$8.22	$8.84

0.34	0.33	0.32	0.36	0.37
0.40	(0.39)	0.32	0.23	(0.60)

0.74	(0.06)	0.64	0.59	(0.23)

(0.29)	(0.32)	(0.35)	(0.33)	(0.30)
(0.05)	(0.13)	—	—	(0.09)

(0.34)	(0.45)	(0.35)	(0.33)	(0.39)

$8.66	$8.26	$8.77	$8.48	$8.22

9.27%	(0.84% )	7.74%	7.49%	(2.53% )

$61	$82	$63	$2	$2
1.79%	1.91%	1.81%	1.01%	1.08%
1.79%	1.91%	1.81%	1.03%	1.14%
2.65%	2.65%	2.66%	2.79%	2.78%
4.13%	3.82%	3.71%	4.44%	4.46%
4.13%	3.82%	3.71%	4.42%	4.40%
3.27%	3.08%	2.86%	2.66%	2.76%
74%	108%	154%	232%	288%

Financial highlights

Delaware Emerging Markets Debt Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$8.26	$8.77	$8.48	$8.22	$8.84

0.42	0.42	0.39	0.36	0.37
0.40	(0.39)	0.28	0.23	(0.60)

0.82	0.03	0.67	0.59	(0.23)

(0.37)	(0.41)	(0.38)	(0.33)	(0.30)
(0.05)	(0.13)	—	—	(0.09)

(0.42)	(0.54)	(0.38)	(0.33)	(0.39)

$8.66	$8.26	$8.77	$8.48	$8.22

10.42%	0.16%	8.13%	7.49%	(2.53% )

$3	$2	$2	$2	$2
0.79%	0.91%	1.00%	1.01%	1.08%
0.79%	0.91%	1.00%	1.03%	1.14%
2.15%	2.13%	2.16%	2.29%	2.28%
5.13%	4.82%	4.52%	4.44%	4.46%
5.13%	4.82%	4.52%	4.42%	4.40%
3.77%	3.60%	3.36%	3.16%	3.26%
74%	108%	154%	232%	288%

Financial highlights

Delaware Emerging Markets Debt Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/19	7/31/18	7/31/17	7/31/16	7/31/15
$8.27	$8.78	$8.48	$8.22	$8.84

0.42	0.42	0.39	0.36	0.37
0.40	(0.39)	0.29	0.23	(0.60)

0.82	0.03	0.68	0.59	(0.23)

(0.37)	(0.41)	(0.38)	(0.33)	(0.30)
(0.05)	(0.13)	—	—	(0.09)

(0.42)	(0.54)	(0.38)	(0.33)	(0.39)

$8.67	$8.27	$8.78	$8.48	$8.22

10.41%	0.16%	8.25%	7.49%	(2.53% )

$51,784	$21,683	$21,560	$19,930	$18,532
0.79%	0.91%	1.00%	1.01%	1.08%
0.79%	0.91%	1.00%	1.03%	1.14%
1.65%	1.65%	1.66%	1.79%	1.78%
5.13%	4.82%	4.52%	4.44%	4.46%
5.13%	4.82%	4.52%	4.42%	4.40%
4.27%	4.08%	3.86%	3.66%	3.76%
74%	108%	154%	232%	288%

Notes to financial statements
Delaware Emerging Markets Debt Fund	July 31, 2019

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund and Delaware Emerging Markets Debt Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Debt Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to primarily seek current income and secondarily capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through year ended July 31, 2019 and for all open tax years (years ended July 31, 2016–July 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended July 31, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At July 31, 2019, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related

Notes to financial statements

Delaware Emerging Markets Debt Fund

1. Significant Accounting Policies (continued)

transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2019, the Fund earned $1,228 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2019, the Fund earned $40 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.79% of the Fund’s average daily net assets from Aug. 1, 2018 through July 31, 2019.* This waiver and reimbursement may only be terminated by agreement of DMC and the Fund. The waiver and reimbursement are accrued daily and received monthly.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2019, the Fund was charged $4,876 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described on the previous page are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2019, the Fund was charged $2,120 for these services.

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the

Notes to financial statements

Delaware Emerging Markets Debt Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. DDLP has agreed to voluntarily suspend the 12b-1 fee for the Class R shares and the suspension of the 12b-1 fee will continue while the Fund is not broadly distributed. Institutional Class shares do not pay 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2019, the Fund was charged $629 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2019, DDLP earned $47 in commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2019, DDLP did not receive gross CDSC commission on redemption of the Fund Class A and Class C shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from April 1, 2018 through Nov. 28, 2019.

3. Investments

For the year ended July 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$34,890,163
Sales	16,612,523

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$52,023,791

Aggregate unrealized appreciation of investments	$1,048,749
Aggregate unrealized depreciation of investments	(266,464)

Net unrealized appreciation of investments	$782,285

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Emerging Markets Debt Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2019:

	Level 1	Level 2	Total
Securities

Assets:
Corporate Debt	$—	$36,463,230	$36,463,230
Foreign Debt	—	3,735,367	3,735,367
Short-Term Investments	12,607,479	—	12,607,479

Total Value of Securities	$12,607,479	$40,198,597	$52,806,076

During the year ended July 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Loan Agreement
Balance as of 7/31/18	$328,571
Sales	(341,063)
Net realized gain (loss)	(9,562)
Net change in unrealized appreciation (depreciation)	22,054

Balance as of 7/31/19	$—

Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$—

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2019 and 2018 was as follows:

	Year ended
	7/31/19	7/31/18
Ordinary income	$1,045,440	$1,218,412
Long term capital gains	120,855	133,226

Total	$1,166,295	$1,351,638

5. Components of Net Assets on a Tax Basis

As of July 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$51,314,291
Undistributed ordinary income	23,729
Capital loss carryforwards	(179,005)
Unrealized appreciation of investments and foreign currencies	782,285

Net assets	$51,941,300

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of straddle losses.

At July 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character

Short-term	Long-term	Total
$ —	$179,005	$179,005

Notes to financial statements

Delaware Emerging Markets Debt Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/19	7/31/18
Shares sold:
Class A	13,620	10,576
Class C	1,666	6,628
Institutional Class	3,240,572	14,515

Shares issued upon reinvestment of dividends and distributions:
Class A	631	287
Class C	294	480
Class R	16	18
Institutional Class	141,593	155,689

	3,398,392	188,193

Shares redeemed:
Class A	(10,296)	(7,045)
Class C	(4,849)	(4,338)
Institutional Class	(32,072)	(3,590)

	(47,217)	(14,973)

Net increase	3,351,175	173,220

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of July 31, 2019, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at July 31, 2019.

During the year ended July 31, 2019, the Fund used foreign currency exchange contracts and cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date, to hedge the US dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the

Notes to financial statements

Delaware Emerging Markets Debt Fund

8. Derivatives (continued)

difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at July 31, 2019.

During the year ended July 31, 2019, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written contracts were outstanding at July 31, 2019.

There were no transactions in options written during the year ended July 31, 2019.

During the year ended July 31, 2019, the Fund used options purchased contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2019 was as follows:

		Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$(14,651)	$—	$(79,652)	$(94,303)
Interest rate contracts	—	2,983	—	2,983

Total	$(14,651)	$2,983	$(79,652)	$(91,320)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$297	$—	$775	$1,072
Interest rate contracts	—	2,081	—	2,081

Total	$297	$2,081	$775	$3,153

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2019.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$279,172	$ 19,037
Futures contracts (average notional value)	—	349,476
Options contracts (average value)	6,167	—

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be

Notes to financial statements

Delaware Emerging Markets Debt Fund

9. Securities Lending (continued)

more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2019, the Fund had no securities out on loan.

10. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make

Notes to financial statements

Delaware Emerging Markets Debt Fund

10. Credit and Market Risk (continued)

them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Emerging Markets Debt Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 17, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Emerging Markets Debt Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	89.64%
(B) Long-Term Capital Gains Distribution (Tax Basis)	10.36%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of Sub-Advisory agreements for Delaware Emerging Markets Debt Fund at a meeting held February 27-28, 2019

At a meeting held on Feb. 27-28, 2019, the Board of Trustees (the “Board”) of Delaware Emerging Markets Debt Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”), respectively. MIMEL, MIMAK, and MIMGL may also be referenced as “Sub-Advisors” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK, and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL, MIMAK, and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK, and MIMGL; information concerning MIMEL’s, MIMAK’s, and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s, and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK, and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as

Other Fund information (Unaudited)

Delaware Emerging Markets Debt Fund

Board consideration of Sub-Advisory agreements for Delaware Emerging Markets Debt Fund at a meeting held February 27-28, 2019 (continued)

well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Fund’s strategy to the Sub-Advisors who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Fund’s named portfolio managers will continue to retain principal responsibility for the Fund’s strategy and investment process and be primarily responsible for the day-to-day management of the Fund’s portfolio. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Fund and its shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regards to the appointment of the Sub-Advisors for the Fund, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain principal responsibility for the Fund’s strategy as described above. In addition, the Board considered that the Sub-Advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-Advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Fund as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Fund, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rate declines.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970

Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)
Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
Director — Drexel
Morgan & Co.
(2015–present)

Director and Audit Committee
Member — vTv
Therapeutics Inc.
(2017–present)

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
(2018–present)
Private Investor	59	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	59	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

This annual report is for the information of Delaware Emerging Markets Debt Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual fund

Delaware Strategic Income Fund

July 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Income Fund	August 7, 2018

Performance preview (for the year ended July 31, 2019)
Delaware Strategic Income Fund (Institutional Class shares)	1-year return	+5.47%
Delaware Strategic Income Fund (Class A shares)	1-year return	+5.20%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+8.08%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The market comprised two distinct regimes, or economic scenarios, during the Fund’s fiscal year ended July 31, 2019. In the opening months of the period, rising interest rates posed the greatest risk as investors focused on global monetary policy tightening and the ongoing effects of the Trump administration’s fiscal stimulus. The Federal Open Market Committee (FOMC) felt confident enough in the economic recovery to raise the federal funds rate in September and late December 2018 by a cumulative 0.50 percentage points. Ten-year inflationary expectations had held above 2% for most of 2018 and the US economy flirted with a 3% plus annual growth rate. (Source: Bloomberg.) By October 2018, the 10-year US Treasury yield had risen above 3%, which ultimately proved far too restrictive for US economic growth. As a result, investors questioned whether the Federal Reserve’s rate hikes were excessive. Would economic growth be weaker structurally than initially expected? By the end of the fourth quarter of 2018, those concerns about financial conditions escalated and the lack of liquidity prompted a significant widespread selloff in risk assets. High yield bond spreads widened by 210 basis points. (One basis point is a hundredth of a percentage point.)

The economic picture changed dramatically during the second half of the fiscal year against the

As 2018 drew to a close, a spike in market volatility and deterioration in financial conditions led to a significant pivot in monetary policy, not just in the US, but globally.

1

Portfolio management review

Delaware Strategic Income Fund

destabilizing backdrop of the US-China trade war headlines, hard Brexit concerns, and the broadening influence of populism. As 2018 drew to a close, a spike in market volatility and deterioration in financial conditions led to a significant pivot in monetary policy, not just in the United States but globally, with the European Central Bank (ECB) and most other central banks shifting to a renewed easing cycle.

By early 2019, the liquidity-induced overreactions among spread sectors had corrected and investors returned to fixed income markets, causing credit spreads to compress, in many cases to long-term averages or below. Reflecting the monetary policy pivot and lower-for-longer paradigm, 10-year Treasury yields declined significantly, from more than 3% in the fall of 2018 to less than 2% by the end of the period.

Within the Fund

For the fiscal year ended July 31, 2019, Delaware Strategic Income Fund underperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares returned +5.47%. The Fund’s Class A shares returned +5.20% at net asset value and +0.44% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned +8.08%. For complete, annualized performance of Delaware Strategic Income Fund, please see the table on page 5.

The investment thesis that has informed the Fund’s decisions for several years is the idea that structural forces, which we refer to as the “4 Ds” – demographics, digitalization, debt, and deglobalization – are, in our opinion, defining this decade’s macroeconomic backdrop. With this in mind, we believed it prudent to invest with the tide of monetary policy stimulus, recognizing the asset market’s dependency on it, as evidenced by the deterioration in global financial condition indices when central banks withdrew stimulus in 2018.

Accordingly, as quantitative tightening accelerated initially, we reduced the Fund’s exposure to corporate spread sectors. In late 2018, spreads widened across non-government sectors, reaching the widest levels since mid-2016. Believing that was overdone, we modestly increased exposure to risk assets such as emerging markets, anticipating a likely pivot in monetary policy.

During the second half of the Fund’s fiscal period, that is precisely what happened. Spread sectors compressed substantially: investment grade from a wide of 1.57% to 1.08%, high yield from a peak of 5.37% to 3.71%, and emerging markets from a peak of 3.5% to 2.78%. As a result, our theme this year has been to monetize performance in certain risk assets while acknowledging the technical support of monetary policy containment and global investor demand and diversifying return sources. Accordingly, we reduced exposure to corporate credit, particularly high yield bonds, and added to securitized assets (+6%, as of July 31, 2019, to commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS)) that, in our view, have less sensitivity to the business cycle and economic growth. We shifted some allocation to emerging markets, as the latter were poised to benefit more from easy policy, in our view.

The Fund underperformed the general bond market as represented by the Bloomberg Barclays US Aggregate Index. As a strategic income fund, the Fund’s fundamental objective is to provide investors with a higher-yielding diversified set of income sources as an alternative to a broad market, investment grade benchmark. The Fund has a structurally different profile than the benchmark, including a shorter duration. (Duration measures a bond’s sensitivity to interest rates, by indicating the approximate percentage of change in a bond or bond fund’s price given a 1% change in interest rates.)

2

While we did not engage in meaningful active duration management, the Fund’s structural short duration of just under two years during the period detracted from performance relative to the benchmark with the 10-year Treasury declining from 2.96% to 2.02%.

The second largest detractor was the Fund’s allocation to certain agency collateralized mortgage obligations (CMOs). Purchased in 2017 to benefit from a rising interest rate environment, they did so until mid-2018. However, as interest rates declined and liquidity deteriorated, their prepayment sensitivity and lower liquidity relative to other asset classes resulted in underperformance.

The Fund’s allocation to certain higher-beta energy securities including Alta Mesa Resources Inc., an exploration and production company (E&P) and Ensco Inc., a provider of oil and gas services and equipment, detracted. Security selection within emerging markets was another detractor reflected in the underperformance of Caribbean mobile phone provider Digicel Group Ltd. as fundamentals deteriorated. We retained exposure to the latter as we believe our research indicates that current valuations compensate investors for the increased fundamental risk.

The largest contributors to relative performance were the Fund’s overweights to high yield (0.9% excess returns), investment grade (+1.7% excess returns), emerging market debt (+2.4% excess returns), and securitized credit (CMBS excess returns +1.3%). This was advantageous as non-Treasury securities earned more income than Treasurys and agency mortgage-backed securities (MBS), which make up the bulk of the benchmark.

Securitized assets benefited from US consumer strength and the residential housing market, which we believe is more robust and less sensitive to the global business cycle than corporate debt. The fundamental stability of those sectors was beneficial.

Individual contributors to performance included financial issuers Jefferies Group LLC, Royal Bank of Scotland Group Plc, and Credit Suisse Group AG, whose fundamental underpinnings remained robust during the fiscal year. Allocations to emerging market integrated oils issuers KazMunayGas National and Petrobras were additive as the issuers benefited from strong investor demand.

Looking at the market’s current risks and opportunities at the end of the Fund’s fiscal year, we see a complicated backdrop with three different developments converging. The first has been gradual – persistent pressure on potential global growth and interest rates by the trends of the 4 Ds previously discussed. Second is the cyclical maturity of the record-length US economic expansion and classic late-cycle behavior, such as increased borrowing by riskier issuers, of many businesses. The third development is geopolitical risk.

Despite the monetary-policy-induced liquidity tide, market technicals have not, in our opinion, signaled over-exuberant behavior as investors sought fixed in come securities. They resisted grabbing the highest yielding, riskiest securities even as credit spreads compressed this year and the lowest-quality securities generally underperformed. Further, in the context of global rates, with more than $11 trillion of negative debt by the end of July 2019, US interest rates are compelling, in our view. As such, we believe US dollar high-quality securities should benefit from both safe-haven buyers and global investors (in Japan and Europe) starved for positive yields.

Against this backdrop and given unprecedented monetary policy, economic, and market conditions globally as negative yields become normalized, we think a balanced approach is most appropriate for the Fund. While we experience more bouts of volatility, as active investors, we see potential opportunities, particularly in security selection. We are committed to using all alpha levers to navigate

3

Portfolio management review

Delaware Strategic Income Fund

this environment, including yield curve management, sector allocation, quality allocation, and security selection as well as global opportunities to seek less correlated risk.

A note about derivatives

The Fund used four types of derivatives during the fiscal year: futures, foreign currency exchange contracts, options, and swaps. The Fund used interest rate futures to manage the portfolio’s overall duration. The Fund also used foreign currency exchange contracts to hedge the US dollar value of certain foreign currency securities. In some cases, the Fund used foreign currency exchange contracts to gain market exposure to take advantage of a total return opportunity. The Fund also used options, including calls on emerging market exposure, and credit default swaps as credit hedges. None of these derivatives had a material effect on the Fund’s performance (that is, it amounted to less than 0.50 percentage points) during the fiscal year.

4

Performance summary
Delaware Strategic Income Fund	July 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 16, 1985)
Excluding sales charge	+5.20%	+2.40%	+4.18%	+5.69%
Including sales charge	+0.44%	+1.47%	+3.70%	+5.55%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+4.42%	+1.64%	+3.42%	+4.08%
Including sales charge	+3.42%	+1.64%	+3.42%	+4.08%
Class R (Est. June 2, 2003)
Excluding sales charge	+5.07%	+2.15%	+3.94%	+3.80%
Including sales charge	+5.07%	+2.15%	+3.94%	+3.80%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+5.47%	+2.66%	+4.44%	+5.20%
Including sales charge	+5.47%	+2.66%	+4.44%	+5.20%
Bloomberg Barclays US Aggregate Index	+8.08%	+3.05%	+3.75%	+5.46%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

5

Performance summary

Delaware Strategic Income Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

6

Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Aug. 1, 2018 to July 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.35%	2.10%	1.60%	1.10%
(without fee waivers) Net expenses	0.84%	1.59%	1.09%	0.59%
(including fee waivers, if any) Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from April 1, 2018, through Nov. 28, 2019.

7

Performance summary

Delaware Strategic Income Fund

Performance of a $10,000 investment1

Average annual total returns from July 31, 2009 through July 31, 2019

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2009, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of

July 31, 2009. The Bloomberg Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $300 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

8

Disclosure of Fund expenses

For the six-month period from February 1, 2019 to July 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2019 to July 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

9

Disclosure of Fund expenses

For the six-month period from February 1, 2019 to July 31, 2019 (Unaudited)

Delaware Strategic Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratio	Expenses Paid During Period 2/1/19 to 7/31/19*
Actual Fund return†
Class A	$1,000.00	$1,054.70	0.84%	$4.28
Class C	1,000.00	1,050.70	1.59%	8.08
Class R	1,000.00	1,053.20	1.09%	5.55
Institutional Class	1,000.00	1,055.90	0.59%	3.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.63	0.84%	$4.21
Class C	1,000.00	1,016.91	1.59%	7.95
Class R	1,000.00	1,019.39	1.09%	5.46
Institutional Class	1,000.00	1,021.87	0.59%	2.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

10

Security type / sector allocation
Delaware Strategic Income Fund	As of July 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	6.83%
Agency Commercial Mortgage-Backed Securities	2.65%
Agency Mortgage-Backed Securities	2.65%
Corporate Bonds	57.35%
Banking	8.25%
Basic Industry	8.29%
Brokerage	1.26%
Capital Goods	4.50%
Communications	6.80%
Consumer Cyclical	2.99%
Consumer Non-Cyclical	4.48%
Electric	3.52%
Energy	10.15%
Finance Companies	1.44%
Insurance	1.99%
Natural Gas	0.15%
REITs	0.18%
Technology	2.11%
Transportation	0.83%
Utilities	0.41%
Municipal Bonds	1.37%
Non-Agency Asset-Backed Securities	6.12%
Non-Agency Collateralized Mortgage Obligations	6.40%
Non-Agency Commercial Mortgage-Backed Securities	5.22%
Loan Agreements	5.54%
Sovereign Bonds	2.91%
Supranational Bank	0.41%
US Treasury Obligations	0.14%
Preferred Stock	0.76%
Short-Term Investments	2.37%
Total Value of Securities	100.72%
Liabilities Net of Receivables and Other Assets	(0.72%)
Total Net Assets	100.00%

11

Schedule of investments
Delaware Strategic Income Fund	July 31, 2019

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations – 6.83%

Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 5.116% (LIBOR01M + 2.85%) 11/25/29 ●	25,000	$25,809
Series 2018-C02 2M2 4.466% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	545,000	549,111
Series 2018-C03 1M2 4.416% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	590,000	594,415
Series 2018-C05 1M2 4.616% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	585,000	590,891
Fannie Mae Interest Strip Series 419 C3 3.00% 11/25/43 S	56,757	7,818
Fannie Mae REMICs
Series 2008-15 SB 4.334% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S●	14,776	2,613
Series 2012-44 IK 3.50% 12/25/31 S	29,865	2,518
Series 2012-115 MI 3.50% 3/25/42 S	37,209	3,467
Series 2012-118 AI 3.50% 11/25/37 S	79,136	5,332
Series 2012-128 IC 3.00% 11/25/32 S	125,617	15,372
Series 2012-146 IO 3.50% 1/25/43 S	108,289	18,865
Series 2013-7 EI 3.00% 10/25/40 S	74,831	7,550
Series 2013-26 ID 3.00% 4/25/33 S	142,614	16,877
Series 2013-35 IB 3.00% 4/25/33 S	130,747	16,288
Series 2013-35 IG 3.00% 4/25/28 S	47,448	3,816
Series 2013-38 AI 3.00% 4/25/33 S	140,435	16,090
Series 2013-41 HI 3.00% 2/25/33 S	108,421	10,522
Series 2013-45 PI 3.00% 5/25/33 S	45,764	5,383
Series 2013-103 SK 3.654% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S●	318,080	66,776
Series 2014-64 IT 3.50% 6/25/41 S	30,126	1,771
Series 2015-89 AZ 3.50% 12/25/45	21,598	22,246
Series 2016-6 AI 3.50% 4/25/34 S	81,216	8,431
Series 2016-33 DI 3.50% 6/25/36 S	202,459	24,539
Series 2016-36 SB 3.734% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 S●	65,921	7,787
Series 2016-40 IO 3.50% 7/25/36 S	54,258	6,220
Series 2016-50 IB 3.00% 2/25/46 S	78,747	10,171
Series 2016-62 SA 3.734% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S●	233,805	52,314
Series 2016-64 CI 3.50% 7/25/43 S	81,630	7,024
Series 2016-83 PI 3.50% 7/25/45 S	70,794	8,423
Series 2016-99 DI 3.50% 1/25/46 S	77,439	9,564
Series 2017-4 AI 3.50% 5/25/41 S	83,576	4,725
Series 2017-4 BI 3.50% 5/25/41 S	65,650	4,942
Series 2017-12 JI 3.50% 5/25/40 S	62,151	5,626

12

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2017-25 BL 3.00% 4/25/47	16,000	$15,346
Series 2017-77 HZ 3.50% 10/25/47	46,912	47,585
Freddie Mac REMICs
Series 4135 AI 3.50% 11/15/42 S	86,705	14,635
Series 4146 IA 3.50% 12/15/32 S	105,877	15,326
Series 4181 DI 2.50% 3/15/33 S	70,461	6,649
Series 4185 LI 3.00% 3/15/33 S	111,616	13,263
Series 4186 IB 3.00% 3/15/33 S	58,659	7,122
Series 4191 CI 3.00% 4/15/33 S	47,490	5,592
Series 4504 IO 3.50% 5/15/42 S	41,450	2,607
Series 4543 HI 3.00% 4/15/44 S	63,788	7,673
Series 4644 GI 3.50% 5/15/40 S	65,597	4,556
Series 4665 NI 3.50% 7/15/41 S	251,254	14,573
Series 4673 WI 3.50% 9/15/43 S	73,741	4,743
Series 4690 WI 3.50% 12/15/43 S	80,064	6,850
Series 4703 CI 3.50% 7/15/42 S	128,849	7,545
Freddie Mac Strips
Series 319 S2 3.675% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S●	50,093	8,674
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 5.516% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	250,000	264,262
Series 2018-HQA1 M2 4.566% (LIBOR01M + 2.30%) 9/25/30 ●	555,000	558,440
GNMA
Series 2011-157 SG 4.329% (6.60% minus LIBOR01M, Cap 6.60%) 12/20/41 S●	59,325	12,826
Series 2013-113 LY 3.00% 5/20/43	22,000	22,249
Series 2015-74 CI 3.00% 10/16/39 S	103,963	8,593
Series 2015-142 AI 4.00% 2/20/44 S	35,405	2,586
Series 2016-108 SK 3.779% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S●	174,810	39,192
Series 2016-118 ES 3.829% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	88,777	18,198
Series 2016-126 NS 3.829% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	103,961	21,347
Series 2016-156 PB 2.00% 11/20/46	46,000	40,550
Series 2016-163 XI 3.00% 10/20/46 S	150,039	12,366
Series 2017-18 IQ 4.00% 12/16/43 S	76,731	9,404
Series 2017-18 QS 3.768% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S●	119,291	21,621
Series 2017-34 DY 3.50% 3/20/47	20,000	21,316
Series 2017-56 JZ 3.00% 4/20/47	33,162	32,799

13

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2017-101 AI 4.00% 7/20/47 S	82,416	$11,024
Series 2017-101 TI 4.00% 3/20/44 S	98,289	8,512
Series 2017-107 QZ 3.00% 8/20/45	22,297	21,927
Series 2017-130 YJ 2.50% 8/20/47	25,000	24,643
Series 2017-141 JS 3.929% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	105,516	18,131

Total Agency Collateralized Mortgage Obligations (cost $3,581,853)		3,486,021

Agency Commercial Mortgage-Backed Securities – 2.65%

Freddie Mac Multifamily Structured Pass Through Certificates Series K058 A2 2.653% 8/25/26 ♦	80,000	81,800
FREMF Mortgage Trust
Series 2011-K14 B 144A 5.18% 2/25/47 #●	50,000	52,126
Series 2013-K25 C 144A 3.619% 11/25/45 #●	45,000	45,850
Series 2013-K712 B 144A 3.314% 5/25/45 #●	60,000	59,975
Series 2013-K713 B 144A 3.155% 4/25/46 #●	35,000	35,072
Series 2013-K713 C 144A 3.155% 4/25/46 #●	105,000	105,023
Series 2014-K717 B 144A 3.629% 11/25/47 #●	35,000	35,762
Series 2014-K717 C 144A 3.629% 11/25/47 #●	20,000	20,280
Series 2015-K48 B 144A 3.637% 8/25/48 #●	500,000	510,418
Series 2015-K721 B 144A 3.565% 11/25/47 #●	235,000	240,281
Series 2016-K53 B 144A 4.019% 3/25/49 #●	50,000	52,391
Series 2016-K722 B 144A 3.84% 7/25/49 #●	75,000	77,429
Series 2017-K71 B 144A 3.753% 11/25/50 #●	35,000	35,931

Total Agency Commercial Mortgage-Backed Securities (cost $1,327,822)		1,352,338

Agency Mortgage-Backed Securities – 2.65%

Fannie Mae S.F. 30 yr
3.00% 7/1/49	60,798	61,354
3.50% 6/1/49	575,937	590,163
4.00% 4/1/49	547,778	566,827
4.50% 9/1/48	39,757	42,334
5.00% 7/1/47	7,437	8,091
5.50% 8/1/48	53,551	58,668
6.00% 7/1/41	21,447	24,575

Total Agency Mortgage-Backed Securities (cost $1,349,297)		1,352,012

Corporate Bonds – 57.35%

Banking – 8.25%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	200,000	180,156
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	200,000	205,377

14

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Banco Santander 2.706% 6/27/24	200,000	$199,504
Bank of America
3.194% 7/23/30 µ	55,000	55,521
3.458% 3/15/25 µ	85,000	87,997
BB&T 2.50% 8/1/24	35,000	34,949
Credit Suisse Group 144A 6.25% #µy	300,000	316,788
Fifth Third Bancorp
3.65% 1/25/24	125,000	130,934
3.95% 3/14/28	115,000	124,572
JPMorgan Chase & Co.
4.023% 12/5/24 µ	210,000	222,443
5.00% µy	60,000	60,765
Morgan Stanley
3.78% (LIBOR03M + 1.22%) 5/8/24 ●	80,000	81,162
5.00% 11/24/25	50,000	55,335
PNC Financial Services Group 2.60% 7/23/26	150,000	149,787
Popular 6.125% 9/14/23	250,000	269,375
Royal Bank of Scotland Group 8.625% µy	600,000	639,750
Santander UK 144A 5.00% 11/7/23 #	215,000	226,825
SunTrust Banks
3.00% 2/2/23	95,000	96,701
4.00% 5/1/25	60,000	64,055
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	200,000	204,146
UBS Group Funding Switzerland 6.875% µy	200,000	207,270
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●	705,000	595,951

		4,209,363

Basic Industry – 8.29%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	400,000	416,808
Braskem Finance 6.45% 2/3/24	200,000	222,640
CSN Resources 144A 7.625% 2/13/23 #	275,000	292,174
Equate Petrochemical 144A 3.00% 3/3/22 #	200,000	200,914
Georgia-Pacific 8.00% 1/15/24	170,000	208,768
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	200,000	219,000
Hudbay Minerals 144A 7.625% 1/15/25 #	235,000	244,698
Mexichem 144A 5.50% 1/15/48 #	200,000	201,500
NOVA Chemicals 144A 5.00% 5/1/25 #	60,000	62,025
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	200,000	203,135
OCP 144A 4.50% 10/22/25 #	400,000	416,950
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	200,000	194,663
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	200,000	203,718

15

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
RPM International 4.55% 3/1/29	60,000	$63,770
SASOL Financing USA 5.875% 3/27/24	400,000	429,104
Suzano Austria 144A 6.00% 1/15/29 #	200,000	221,500
Syngenta Finance 144A 3.933% 4/23/21 #	225,000	228,674
Vedanta Resources 144A 7.125% 5/31/23 #	200,000	200,850

		4,230,891

Brokerage – 1.26%
Jefferies Group
4.15% 1/23/30	30,000	29,760
6.45% 6/8/27	60,000	68,925
6.50% 1/20/43	365,000	410,609
Lazard Group
4.375% 3/11/29	25,000	26,702
4.50% 9/19/28	100,000	107,035

		643,031

Capital Goods – 4.50%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	295,000	305,325
EnPro Industries 5.75% 10/15/26	40,000	41,400
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	205,502
Mauser Packaging Solutions Holding 144A 7.25% 4/15/25 #	103,000	97,979
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	190,000	195,463
Northrop Grumman 3.25% 8/1/23	180,000	186,462
nVent Finance 4.55% 4/15/28	18,000	18,465
Standard Industries 144A 6.00% 10/15/25 #	255,000	268,069
TransDigm 144A 6.25% 3/15/26 #	200,000	210,250
United Rentals North America 5.875% 9/15/26	344,000	367,220
United Technologies 3.65% 8/16/23	200,000	209,534
Waste Management
2.95% 6/15/24	55,000	56,400
4.00% 7/15/39	20,000	21,845
4.15% 7/15/49	100,000	110,607

		2,294,521

Communications – 6.80%
AT&T
4.35% 3/1/29	75,000	81,089
4.85% 7/15/45	105,000	112,926
CCO Holdings 144A 5.875% 5/1/27 #	235,000	247,044
Charter Communications Operating
4.464% 7/23/22	50,000	52,370
5.05% 3/30/29	30,000	32,964
5.125% 7/1/49	45,000	46,013

16

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Crown Castle International
3.80% 2/15/28	150,000	$156,897
4.30% 2/15/29	35,000	37,994
CSC Holdings 144A 7.75% 7/15/25 #	250,000	269,375
Digicel Group Two 144A PIK 9.125% 4/1/24 #	200,855	37,660
Discovery Communications
4.125% 5/15/29	70,000	73,185
5.20% 9/20/47	135,000	143,441
Fox
144A 4.709% 1/25/29 #	35,000	39,203
144A 5.576% 1/25/49 #	35,000	42,778
Level 3 Financing 5.375% 5/1/25	150,000	154,875
Radiate Holdco 144A 6.625% 2/15/25 #	200,000	198,500
Sprint 7.875% 9/15/23	280,000	311,850
Telecom Argentina 144A 8.00% 7/18/26 #	260,000	264,063
Telefonica Emisiones 5.52% 3/1/49	150,000	177,682
Time Warner Cable 7.30% 7/1/38	170,000	210,923
Time Warner Entertainment 8.375% 3/15/23	80,000	94,399
Verizon Communications
4.50% 8/10/33	280,000	316,809
4.522% 9/15/48	60,000	66,321
Viacom 4.375% 3/15/43	130,000	128,710
Zayo Group 6.375% 5/15/25	170,000	174,913

		3,471,984

Consumer Cyclical – 2.99%
AMC Entertainment Holdings 6.125% 5/15/27	265,000	238,665
Atento Luxco 1 144A 6.125% 8/10/22 #	65,000	66,267
General Motors Financial
4.35% 4/9/25	95,000	98,458
5.25% 3/1/26	55,000	59,307
Golden Nugget 144A 8.75% 10/1/25 #	86,000	90,300
Lowe’s
4.05% 5/3/47	20,000	20,100
4.55% 4/5/49	130,000	141,317
M/I Homes 5.625% 8/1/25	200,000	204,000
Prime Security Services Borrower
144A 5.75% 4/15/26 #	65,000	68,009
144A 9.25% 5/15/23 #	50,000	52,625
Resorts World Las Vegas 144A 4.625% 4/16/29 #	200,000	209,541
Scientific Games International
10.00% 12/1/22	127,000	132,876

17

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Scientific Games International
144A 8.25% 3/15/26 #	135,000	$144,825

		1,526,290

Consumer Non-Cyclical – 4.48%
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	130,000	137,250
Bristol-Myers Squibb
144A 2.90% 7/26/24 #	70,000	71,686
144A 4.125% 6/15/39 #	60,000	65,550
144A 4.25% 10/26/49 #	120,000	131,518
Charles River Laboratories International 144A 5.50% 4/1/26 #	180,000	190,800
Cigna
144A 3.193% (LIBOR03M + 0.89%) 7/15/23 #●	155,000	155,438
144A 4.125% 11/15/25 #	192,000	204,081
CVS Health 4.10% 3/25/25	180,000	189,593
JBS Investments II
144A 5.75% 1/15/28 #	200,000	202,450
144A 7.00% 1/15/26 #	200,000	214,600
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	208,252
Mars
144A 3.875% 4/1/39 #	10,000	10,956
144A 3.95% 4/1/49 #	95,000	103,436
MHP 144A 6.95% 4/3/26 #	200,000	205,861
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	141,844
Surgery Center Holdings 144A 6.75% 7/1/25 #	60,000	53,550

		2,286,865

Electric – 3.52%
Avangrid 3.15% 12/1/24	105,000	107,645
Calpine
144A 5.25% 6/1/26 #	125,000	126,721
5.75% 1/15/25	85,000	85,319
Cleveland Electric Illuminating 5.50% 8/15/24	170,000	192,412
ComEd Financing III 6.35% 3/15/33	75,000	77,806
Entergy Louisiana 4.00% 3/15/33	155,000	172,322
IPALCO Enterprises 3.70% 9/1/24	90,000	92,653
Israel Electric 144A 5.00% 11/12/24 #	200,000	217,800
NextEra Energy Capital Holdings
2.90% 4/1/22	115,000	116,750
3.15% 4/1/24	75,000	77,205
5.65% 5/1/79 µ	15,000	15,803
PacifiCorp 3.50% 6/15/29	160,000	172,331

18

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
Southern California Edison
4.20% 3/1/29	15,000	$16,381
4.875% 3/1/49	100,000	115,883
Southwestern Electric Power 4.10% 9/15/28	190,000	207,908

		1,794,939

Energy – 10.15%
ADES International Holding 144A 8.625% 4/24/24 #	200,000	200,500
AmeriGas Partners 5.875% 8/20/26	105,000	111,825
Chesapeake Energy 8.00% 1/15/25	115,000	98,900
Diamond Offshore Drilling 7.875% 8/15/25	235,000	225,013
Energy Transfer Operating
5.25% 4/15/29	40,000	44,689
6.25% 4/15/49	20,000	23,800
6.625% µy	100,000	95,152
Energy Transfer Partners 5.00% 10/1/22	100,000	106,079
Enterprise Products Operating
3.125% 7/31/29	35,000	35,285
4.20% 1/31/50	35,000	35,733
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	200,000	212,568
Genesis Energy 6.50% 10/1/25	183,000	182,314
KazMunayGas National 144A 6.375% 10/24/48 #	400,000	484,610
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	208,124
Marathon Oil
2.80% 11/1/22	100,000	100,319
4.40% 7/15/27	110,000	115,965
MPLX 4.80% 2/15/29	175,000	191,418
Murphy Oil 6.875% 8/15/24	290,000	304,471
Noble Energy 3.90% 11/15/24	205,000	213,766
ONEOK 7.50% 9/1/23	90,000	105,168
Petrobras Global Finance 7.375% 1/17/27	330,000	391,268
Petroleos Mexicanos 4.625% 9/21/23	195,000	192,660
Precision Drilling
144A 7.125% 1/15/26 #	120,000	114,600
7.75% 12/15/23	220,000	222,200
Sabine Pass Liquefaction 5.75% 5/15/24	280,000	310,966
Saudi Arabian Oil 144A 4.25% 4/16/39 #	200,000	208,453
Schlumberger Holdings 144A 4.30% 5/1/29 #	110,000	118,922
Southwestern Energy 7.75% 10/1/27	465,000	405,861
Whiting Petroleum 6.625% 1/15/26	123,000	116,543

		5,177,172

Finance Companies – 1.44%
AerCap Ireland Capital 3.65% 7/21/27	350,000	351,130

19

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Finance Companies (continued)
Avolon Holdings Funding
144A 3.95% 7/1/24 #	100,000	$102,446
144A 4.375% 5/1/26 #	50,000	51,773
International Lease Finance 8.625% 1/15/22	200,000	227,379

		732,728

Insurance – 1.99%
AssuredPartners 144A 7.00% 8/15/25 #	50,000	50,375
HUB International 144A 7.00% 5/1/26 #	225,000	229,358
MetLife 5.25% µy	145,000	146,722
Prudential Financial 4.35% 2/25/50	155,000	176,515
USI 144A 6.875% 5/1/25 #	200,000	199,040
Voya Financial 4.70% 1/23/48 µ	65,000	59,997
XLIT
4.761% (LIBOR03M + 2.458%) y●	65,000	65,131
5.50% 3/31/45	75,000	90,515

		1,017,653

Natural Gas – 0.15%
Boston Gas 144A 3.001% 8/1/29 #	15,000	15,159
NiSource 5.65% µy	60,000	59,732

		74,891

REITs – 0.18%
Corporate Office Properties 5.25% 2/15/24	85,000	90,946

		90,946

Technology – 2.11%
Broadcom
144A 3.125% 4/15/21 #	180,000	181,083
144A 4.25% 4/15/26 #	45,000	45,384
CommScope Technologies 144A 5.00% 3/15/27 #	65,000	54,844
Microchip Technology
3.922% 6/1/21	280,000	285,002
4.333% 6/1/23	85,000	88,419
NXP
144A 4.125% 6/1/21 #	200,000	204,673
144A 4.30% 6/18/29 #	30,000	31,096
144A 4.875% 3/1/24 #	175,000	187,859

		1,078,360

Transportation – 0.83%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	200,000	198,444
Avis Budget Car Rental 144A 6.375% 4/1/24 #	55,000	57,750
DAE Funding 144A 5.75% 11/15/23 #	160,000	168,600

		424,794

20

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities – 0.41%
Aegea Finance 144A 5.75% 10/10/24 #	200,000	$208,752

		208,752

Total Corporate Bonds (cost $28,520,080)		29,263,180

Municipal Bonds – 1.37%

Bay Area, California Toll Authority (Build America Bonds) Series S-3 6.907% 10/1/50	170,000	276,343
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	90,000	138,036
South Carolina Public Service Authority Series D 4.77% 12/1/45	55,000	65,920
State of California Various Purposes 7.55% 4/1/39	135,000	216,769

Total Municipal Bonds (cost $656,215)		697,068

Non-Agency Asset-Backed Securities – 6.12%

American Express Credit Account Master Trust Series 2018-3 A 2.645% (LIBOR01M + 0.32%) 10/15/25 ●	100,000	99,996
Chase Issuance Trust Series 2018-A1 A1 2.525% (LIBOR01M + 0.20%) 4/17/23 ●	500,000	500,586
Citibank Credit Card Issuance Trust
Series 2017-A7 A7 2.734% (LIBOR01M + 0.37%) 8/8/24 ●	500,000	501,300
Series 2018-A2 A2 2.602% (LIBOR01M + 0.33%) 1/20/25 ●	500,000	500,299
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.178% 11/25/36 ●	400,000	411,473
Ford Credit Auto Lease Trust Series 2019-B A2A 2.28% 2/15/22	200,000	199,854
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	100,000	102,949
Hardee’s Funding Series 2018-1A A2I 144A 4.25% 6/20/48 #	49,625	50,499
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	45,250	45,241
PFS Financing Series 2018-A A 144A 2.725% (LIBOR01M + 0.40%) 2/17/22 #●	100,000	100,050

21

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

PFS Financing Series 2018-E A 144A 2.775% (LIBOR01M + 0.45%) 10/17/22 #●	145,000	$145,013
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	37,787	37,708
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	44,658	44,644
Series 2017-1 A1 144A 2.75% 10/25/56 #●	57,772	58,003
Series 2017-2 A1 144A 2.75% 4/25/57 #●	59,158	59,299
Series 2018-1 A1 144A 3.00% 1/25/58 #●	76,064	76,420
Volkswagen Auto Loan Enhanced Trust Series 2018-1 A2B 2.452% (LIBOR01M + 0.18%) 7/20/21 ●	63,984	63,995
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 2.825% (LIBOR01M + 0.50%) 11/15/22 #●	75,000	75,209
Wendy’s Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	49,250	49,624

Total Non-Agency Asset-Backed Securities (cost $3,067,019)		3,122,162

Non-Agency Collateralized Mortgage Obligations – 6.40%

Chase Home Lending Mortgage Trust
Series 2019-ATR1 A4 144A 4.00% 4/25/49 #●	480,509	487,042
Series 2019-ATR2 A3 144A 3.50% 7/25/49 #●	100,000	101,125
Connecticut Avenue Securities Trust Series 2019-R01 2M2 144A 4.716% (LIBOR01M + 2.45%) 7/25/31 #●	575,000	583,349
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	32,791	33,000
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	79,324	80,456
Series 2018-5 A7 144A 4.00% 9/25/48 #●	72,487	73,520
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	57,668	58,003
GSMPS Mortgage Loan Trust Series 1998-2 A 144A 7.75% 5/19/27 #●	16,246	16,334
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	31,337	33,558
Series 2007-A1 7A4 4.685% 7/25/35 ●	50,013	45,563
Series 2014-2 B1 144A 3.407% 6/25/29 #●	59,698	60,490
Series 2014-2 B2 144A 3.407% 6/25/29 #●	59,698	60,162
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	99,118
Series 2015-4 B1 144A 3.624% 6/25/45 #●	90,473	92,588
Series 2015-4 B2 144A 3.624% 6/25/45 #●	90,473	91,511

22

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-5 B2 144A 3.389% 5/25/45 #●	94,094	$93,210
Series 2015-6 B1 144A 3.611% 10/25/45 #●	89,497	91,388
Series 2015-6 B2 144A 3.611% 10/25/45 #●	89,497	90,755
Series 2016-4 B1 144A 3.897% 10/25/46 #●	92,939	96,157
Series 2016-4 B2 144A 3.897% 10/25/46 #●	92,939	95,648
Series 2017-1 B2 144A 3.546% 1/25/47 #●	80,466	80,431
Series 2017-2 A3 144A 3.50% 5/25/47 #●	31,919	32,363
Series 2018-4 A15 144A 3.50% 10/25/48 #●	44,344	44,747
Series 2018-6 1A4 144A 3.50% 12/25/48 #●	354,571	357,847
Series 2018-7FRB A2 144A 3.154% (LIBOR01M + 0.75%) 4/25/46 #●	30,457	30,357
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	87,431	89,075
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	28,789	29,254
Series 2015-1 B2 144A 3.878% 1/25/45 #●	44,489	45,527
Series 2017-4 A1 144A 3.50% 7/25/47 #●	77,263	78,285
Series 2018-5 A4 144A 3.50% 5/25/48 #●	84,815	86,262
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ♦	9,598	994
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 5.187% 4/25/36 ●	5,809	5,825

Total Non-Agency Collateralized Mortgage Obligations (cost $3,232,869)		3,263,944

Non-Agency Commercial Mortgage-Backed Securities – 5.22%

BANK
Series 2017-BNK4 XA 1.433% 5/15/50 S●	446,218	35,373
Series 2017-BNK5 B 3.896% 6/15/60 ●	60,000	62,833
Series 2017-BNK7 A5 3.435% 9/15/60	65,000	68,623
BENCHMARK Mortgage Trust Series 2018-B6 A4 4.261% 10/10/51	80,000	89,767
Caesars Palace Las Vegas Trust Series 2017-VICI B 144A 3.835% 10/15/34 #	60,000	62,148
Cantor Commercial Real Estate Lending Series 2019-CF1 A5 3.786% 5/15/52	300,000	324,871
CD Mortgage Trust Series 2016-CD2 A3 3.248% 11/10/49	85,000	88,553
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	75,000	79,250
Series 2017-C4 A4 3.471% 10/12/50	45,000	47,612
COMM Mortgage Trust Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	112,197

23

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	80,000	$84,965
Series 2015-CR23 A4 3.497% 5/10/48	85,000	89,510
Series 2016-CR28 A4 3.762% 2/10/49	70,000	74,838
GRACE Mortgage Trust Series 2014-GRCE B 144A 3.52% 6/10/28 #	100,000	101,248
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	150,000	152,911
Series 2015-GC32 A4 3.764% 7/10/48	75,000	80,137
Series 2017-GS6 A3 3.433% 5/10/50	75,000	79,135
Series 2018-GS9 A4 3.992% 3/10/51 ●	40,000	43,802
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C27 XA 1.303% 2/15/48 S●	1,105,119	47,723
Series 2015-C31 A3 3.801% 8/15/48	105,000	112,375
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.568% 8/12/37 ●	35,000	35,381
Series 2013-LC11 B 3.499% 4/15/46	130,000	132,096
Series 2016-WIKI A 144A 2.798% 10/5/31 #	90,000	90,626
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	85,776
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	56,085	32,529
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 ●	74,366	67,749
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 ●	70,000	77,403
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 XA 0.904% 9/15/58 S●	1,861,450	81,864
Series 2015-NXS3 A4 3.617% 9/15/57	45,000	47,737
Series 2017-C38 A5 3.453% 7/15/50	90,000	94,932
Series 2017-RB1 XA 1.275% 3/15/50 S●	991,285	77,640

Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,668,826)		2,661,604

Loan Agreements – 5.54%

Acrisure Tranche B 1st Lien 0.00% 11/22/23 ● X	125,000	123,594
Applied Systems 2nd Lien 9.33% (LIBOR03M + 7.00%) 9/19/25 ●	270,000	273,645
AssuredPartners Tranche B 1st Lien 0.00% 10/22/24 ● X	125,000	124,672
Blackstone CQP Holdco Tranche B 1st Lien 5.887% (LIBOR03M + 3.50%) 6/20/24 ●	125,000	125,664
Blue Ribbon 1st Lien 6.388% (LIBOR01M + 4.00%) 11/13/21 ●	73,530	66,066
Cornerstone Building Brands Tranche B 1st Lien 6.119% (LIBOR01M + 3.75%) 4/12/25 ●	173,250	169,460

24

	Principal amount°	Value (US $)

Loan Agreements (continued)

Deerfield Dakota Holding Tranche B 1st Lien 5.484% (LIBOR01M + 3.25%) 2/13/25 ●	172,813	$168,762
DTZ US Borrower Tranche B 1st Lien 5.484% (LIBOR01M + 3.25%) 8/21/25 ●	99,250	99,788
Frontier Communications Tranche B1 1st Lien 5.99% (LIBOR01M + 3.75%) 6/15/24 ●	125,000	123,765
Gentiva Health Services Tranche B 1st Lien 0.00% 7/2/25 ● X	125,000	125,663
GIP III Stetson I Tranche B 1st Lien 6.55% (LIBOR01M + 4.25%) 7/18/25 ●	84,310	84,801
Grizzly Finco Tranche B 1st Lien 5.57% (LIBOR03M + 3.25%) 10/1/25 ●	125,000	125,359
Hoya Midco Tranche B 1st Lien 5.734% (LIBOR01M + 3.50%) 6/30/24 ●	125,000	124,115
Kronos Tranche B 1st Lien 5.579% (LIBOR03M + 3.00%) 11/1/23 ●	125,000	125,274
Mauser Packaging Solutions Holding Tranche B 1st Lien 0.00% 4/3/24 ● X	125,000	123,229
Penn National Gaming Tranche B1 1st Lien 4.484% (LIBOR01M + 2.25%) 10/15/25 ●	99,500	99,783
Stars Group Holdings Tranche B 1st Lien 5.83% (LIBOR03M + 3.50%) 7/10/25 ●	112,306	113,008
Summit Midstream Partners Holdings Tranche B 1st Lien 8.234% (LIBOR01M + 6.00%) 5/21/22 ●	168,537	166,430
Ultimate Software Group 1st Lien 0.00% 5/3/26 ● X	125,000	126,113
Verscend Holding Tranche B 1st Lien 6.734% (LIBOR01M + 4.50%) 8/27/25 ●	84,088	84,613
VVC Holding Tranche B 1st Lien 7.045% (LIBOR03M + 4.50%) 2/11/26 ●	125,000	125,664
Wand NewCo 3 Tranche B 1st Lien 0.00% 2/5/26 ● X	125,000	126,016

Total Loan Agreements (cost $2,846,307)		2,825,484

Sovereign Bonds – 2.91%Δ

Argentina – 0.30%
Argentine Republic Government International Bond 5.625% 1/26/22	175,000	151,550

		151,550

Egypt – 0.83%
Egypt Government International Bond
144A 6.125% 1/31/22 #	200,000	209,450
144A 7.60% 3/1/29 #	200,000	214,657

		424,107

25

Schedule of investments

Delaware Strategic Income Fund

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Ghana – 0.42%
Ghana Government International Bond 144A 7.875% 3/26/27 #		200,000	$211,617

			211,617

Ivory Coast – 0.37%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		200,000	189,051

			189,051

Mexico – 0.12%
Mexican Bonos 7.75% 5/29/31	MXN	1,200,000	63,359

			63,359

Senegal – 0.38%
Senegal Government International Bond 144A 6.75% 3/13/48 #		200,000	192,572

			192,572

Sri Lanka – 0.49%
Sri Lanka Government International Bond 144A 5.75% 4/18/23 #		250,000	250,685

			250,685

Total Sovereign Bonds (cost $1,481,219)			1,482,941

Supranational Bank – 0.41%

Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		200,000	210,754

Total Supranational Bank (cost $196,148)			210,754

US Treasury Obligations – 0.14%

US Treasury Bonds 2.875% 5/15/49		10,000	10,713
US Treasury Notes
1.75% 6/30/24		25,000	24,904
2.375% 5/15/29		35,000	36,110

Total US Treasury Obligations (cost $71,428)			71,727

26

	Number of shares	Value (US $)

Preferred Stock – 0.76%

Bank of America 6.50%µ	85,000	$94,645
US Bancorp 3.50% (LIBOR03M + 1.02%)●	350	291,193

Total Preferred Stock (cost $340,666)		385,838

Short-Term Investments – 2.37%

Money Market Mutual Funds – 2.37%
BlackRock FedFund – Institutional Shares (seven-day effective yield 2.23%)	242,269	242,221
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.19%)	242,269	242,220
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.23%)	242,269	242,221
Morgan Stanley Government Portfolio – Institutional Class (seven-day effective yield 2.21%)	242,269	242,221
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 2.18%)	242,269	242,220

Total Short-Term Investments (cost $1,211,103)		1,211,103

Total Value of Securities – 100.72% (cost $50,550,852)		$51,386,176

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2019, the aggregate value of Rule 144A securities was $20,493,684, which represents 40.17% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

PIK. 78% of the income received was in cash and 22% was in principal.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2019. Rate will reset at a future date.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on

27

Schedule of investments

Delaware Strategic Income Fund

a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after July 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

The following futures contracts and swap contracts were outstanding at July 31, 2019:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
55	US Treasury 5 yr Notes	$6,465,508	$6,473,592	9/30/19	$(8,084)	$(3,438)
(31)	US Treasury 10 yr Notes	(3,950,078)	(3,881,463)	9/19/19	(68,615)	(2,422)

Total Futures Contracts			$2,592,129		$(76,699)	$(5,860)

Swap Contracts

CDS Contracts2

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]
Over-The-Counter/ Protection Sold/ Moody’s Ratings:
MSC-CMBX.NA.BBB.6[5] 5/11/63- Monthly	460,000	3.00%	$(43,249)	$(50,279)	$7,030

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized

28

over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(1,975).

5Markit’s CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

BB – Barclays Bank

CDS – Credit Default Swap

CMBX.NA – Commercial Mortgage-Backed Securities Index North America

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

ICE – Intercontinental Exchange

JPM – JPMorgan

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSC – Morgan Stanley Capital

MXN – Mexican Peso

PIK – Payment in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

29

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Statement of assets and liabilities
Delaware Strategic Income Fund	July 31, 2019

Assets:
Investments, at value[1]	$51,386,176
Foreign currencies, at value[2]	60,082
Cash collateral due from brokers	13,673
Cash	15,088
Receivable for securities sold	689,732
Interest receivable	492,220
Unrealized appreciation on credit default swap contracts	7,030
Receivable for fund shares sold	32,352
Swap payments receivable	371

Total assets	52,696,724

Liabilities:
Payable for securities purchased	1,446,069
Other accrued expenses	71,072
Upfront payments received on credit default swap contracts	50,279
Distribution payable	47,965
Payable for fund shares redeemed	21,153
Dividend disbursing and transfer agent fees and expenses payable to nonaffiliates	11,320
Distribution fees payable to affiliates	9,284
Audit and tax fees payable	6,450
Investment management fees payable to affiliates	6,048
Variation margin due to broker on futures contracts	5,860
Accounting and administration expenses payable to affiliates	503
Dividend disbursing and transfer agent fees and expenses payable to affiliates	424
Trustees’ fees and expenses payable to affiliates	166
Legal fees payable to affiliates	58
Reports and statements to shareholders expenses payable to affiliates	27

Total liabilities	1,676,678

Total Net Assets	$51,020,046

Net Assets Consist of:
Paid-in capital	$56,069,127
Total distributable earnings (loss)	(5,049,081)

Total Net Assets	$51,020,046

31

Statement of assets and liabilities

Delaware Strategic Income Fund

Net Asset Value
Class A:
Net assets	$31,032,424
Shares of beneficial interest outstanding, unlimited authorization, no par	3,845,525
Net asset value per share	$8.07
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.45

Class C:
Net assets	$2,792,711
Shares of beneficial interest outstanding, unlimited authorization, no par	345,739
Net asset value per share	$8.08

Class R:
Net assets	$737,857
Shares of beneficial interest outstanding, unlimited authorization, no par	91,137
Net asset value per share	$8.10

Institutional Class:
Net assets	$16,457,054
Shares of beneficial interest outstanding, unlimited authorization, no par	2,037,476
Net asset value per share	$8.08
[1]Investments, at cost	$50,550,852
[2]Foreign currencies, at cost	59,632

See accompanying notes, which are an integral part of the financial statements.

32

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Statement of operations
Delaware Strategic Income Fund	Year ended July 31, 2019

Investment Income:
Interest	$2,799,436
Dividends	26,347

2,825,783

Expenses:
Management fees	315,567
Distribution expenses — Class A	78,873
Distribution expenses — Class C	29,821
Distribution expenses — Class R	18,761
Dividend disbursing and transfer agent fees and expenses	66,838
Registration fees	62,657
Audit and tax fees	57,772
Accounting and administration expenses	53,224
Legal fees	47,403
Reports and statements to shareholders expenses	39,940
Custodian fees	12,888
Trustees’ fees and expenses	3,264
Other	56,715

843,723
Less expenses waived	(376,841)
Less expenses paid indirectly	(265)

Total operating expenses	466,617

Net Investment Income	2,359,166

34

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$(1,357,790)
Foreign currencies	(164,261)
Foreign currency exchange contracts	(36,493)
Futures contracts	85,756
Options purchased	(77,242)
Swap contracts	(28,245)

Net realized loss	(1,578,275)

Net change in unrealized appreciation (depreciation) of:
Investments	1,948,994
Foreign currencies	879
Foreign currency exchange contracts	(1,420)
Futures contracts	(188,595)
Options purchased	(14,829)
Swap contracts	22,258

Net change in unrealized appreciation (depreciation)	1,767,287

Net Realized and Unrealized Gain	189,012

Net Increase in Net Assets Resulting from Operations	$2,548,178

*Includes $228,366 related to the General Motors term loan litigation. See Note 13 in

“Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

35

Statements of changes in net assets

Delaware Strategic Income Fund

	Year ended
	7/31/19	7/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,359,166	$3,028,235
Net realized loss	(1,578,275)	(818,204)
Net change in unrealized appreciation (depreciation)	1,767,287	(2,507,082)

Net increase (decrease) in net assets resulting from operations	2,548,178	(297,051)

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,094,155)	(1,552,628)
Class C	(82,589)	(153,928)
Class R	(147,003)	(177,132)
Institutional Class	(736,666)	(1,242,954)

Return of capital:
Class A	(273,423)	(111,353)
Class C	(24,582)	(11,314)
Class R	(6,480)	(13,940)
Institutional Class	(144,868)	(93,054)

	(2,509,766)	(3,356,303)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,381,511	2,687,402
Class C	413,394	676,646
Class R	372,716	449,591
Institutional Class	3,688,096	17,003,462

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,235,675	1,524,955
Class C	100,614	160,123
Class R	145,343	191,072
Institutional Class	890,867	1,321,849

	8,228,216	24,015,100

36

	Year ended
	7/31/19	7/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,672,122)	$(19,738,537)
Class C	(1,182,749)	(2,149,123)
Class R	(4,054,866)	(1,877,771)
Institutional Class	(16,323,384)	(22,370,603)

	(27,233,121)	(46,136,034)

Decrease in net assets derived from capital share transactions	(19,004,905)	(22,120,934)

Net Decrease in Net Assets	(18,966,493)	(25,774,288)

Net Assets:
Beginning of year	69,986,539	95,760,827

End of year[1]	$51,020,046	$69,986,539

[1]

Net Assets – End of year includes distributions in excess of net investment income of $176,875 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended July 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 14 in “Notes to financial statements”). For the year ended July 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Class R	Institutional Class
Dividends from net investment income	$(1,552,628)	$(153,928)	$(177,132)	$(1,242,954)

See accompanying notes, which are an integral part of the financial statements.

37

Financial highlights

Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended
7/31/19	7/31/18	7/31/17	7/31/16	7/31/15
$ 8.01	$8.41	$8.57	$8.43	$8.53

0.32	0.32	0.24	0.15	0.20
0.08	(0.37)	(0.10)	0.20	(0.06)

0.40	(0.05)	0.14	0.35	0.14

(0.27)	(0.32)	(0.30)	(0.20)	(0.23)
(0.07)	(0.03)	—	(0.01)	(0.01)

(0.34)	(0.35)	(0.30)	(0.21)	(0.24)

$ 8.07	$8.01	$8.41	$8.57	$8.43

5.20%	(0.62% )	1.73%	4.15%	1.65%

$31,032	$33,912	$51,220	$69,524	$64,069
0.84%	0.88%	0.90%	0.90%	0.91%

1.50%	1.35%	1.29%	1.21%	1.21%
4.09%	3.83%	2.84%	1.80%	2.30%

3.43%	3.36%	2.45%	1.49%	2.00%
106%	125%	210%	316%	313%

39

Financial highlights

Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended

7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$ 8.02	$8.42	$8.58	$8.44	$8.54

0.26	0.25	0.18	0.09	0.13
0.08	(0.36)	(0.10)	0.19	(0.05)

0.34	(0.11)	0.08	0.28	0.08

(0.21)	(0.26)	(0.24)	(0.13)	(0.17)
(0.07)	(0.03)	—	(0.01)	(0.01)

(0.28)	(0.29)	(0.24)	(0.14)	(0.18)

$ 8.08	$8.02	$8.42	$8.58	$8.44

4.42%	(1.35% )	0.97%	3.37%	0.89%

$ 2,793	$3,450	$4,996	$9,490	$8,375
1.59%	1.63%	1.65%	1.65%	1.66%

2.25%	2.10%	2.04%	1.96%	1.96%
3.34%	3.08%	2.09%	1.05%	1.55%

2.68%	2.61%	1.70%	0.74%	1.25%
106%	125%	210%	316%	313%

41

Financial highlights

Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended

7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$8.03	$8.44	$8.60	$8.46	$8.56

0.30	0.30	0.22	0.13	0.18
0.09	(0.38)	(0.10)	0.19	(0.06)

0.39	(0.08)	0.12	0.32	0.12

(0.25)	(0.30)	(0.28)	(0.17)	(0.21)
(0.07)	(0.03)	—	(0.01)	(0.01)

(0.32)	(0.33)	(0.28)	(0.18)	(0.22)

$8.10	$8.03	$8.44	$8.60	$8.46

5.07%	(0.97% )	1.48%	3.88%	1.40%

$738	$4,259	$5,725	$6,793	$6,863
1.09%	1.13%	1.15%	1.15%	1.16%

1.75%	1.60%	1.54%	1.46%	1.46%
3.84%	3.58%	2.59%	1.55%	2.05%

3.18%	3.11%	2.20%	1.24%	1.75%
106%	125%	210%	316%	313%

43

Financial highlights

Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding have been applied for per share information.

2 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

7/31/19	7/31/18	7/31/17	7/31/16	7/31/15

$8.02	$8.42	$8.58	$8.44	$8.54

0.34	0.34	0.26	0.17	0.22
0.08	(0.37)	(0.10)	0.20	(0.05)

0.42	(0.03)	0.16	0.37	0.17

(0.29)	(0.34)	(0.32)	(0.22)	(0.26)
(0.07)	(0.03)	—	(0.01)	(0.01)

(0.36)	(0.37)	(0.32)	(0.23)	(0.27)

$8.08	$8.02	$8.42	$8.58	$8.44

5.47%	(0.36% )	1.99%	4.40%	1.90%

$16,457	$28,366	$33,820	$52,081	$46,155
0.59%	0.63%	0.65%	0.65%	0.66%

1.25%	1.10%	1.04%	0.96%	0.96%
4.34%	4.08%	3.09%	2.05%	2.55%

3.68%	3.61%	2.70%	1.74%	2.25%
106%	125%	210%	316%	313%

45

Notes to financial statements
Delaware Strategic Income Fund	July 31, 2019

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek high current income and, secondarily, long-term total return.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the

46

bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2019 and for all open tax years (years ended July 31, 2016–July 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended July 31, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At July 31, 2019, the Fund held no investments in repurchase agreements.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its

47

Notes to financial statements

Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

48

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2019, the Fund earned $83 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2019, the Fund earned $182 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/ reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual operating expenses from exceeding 0.59% of the Fund’s average daily net assets. This waiver was in effect from Aug. 1, 2018 through July 31, 2019.* This waiver and reimbursement may only be terminated by agreement of DMC and the Fund. The waiver and reimbursement are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2019, the Fund was charged $6,169 for these services.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC

49

Notes to financial statements

Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described on previous page are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2019, the Fund was charged $5,116 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same, blended rate currently 0.25% of the average daily net assets based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2019, the Fund was charged $5,144 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2019, DDLP earned $1,074 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2019, DDLP received gross CDSC commissions of $81 and $180 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

50

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended July 31, 2019 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/ trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2019, the Fund engaged in Rule 17a-7 securities sales of $461,148, which resulted in a net realized gain of $59,086.

*The aggregate contractual waiver period covering this report is from April 1, 2018, through Nov. 28, 2019.

3. Investments

For the year ended July 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$41,519,192
Purchases of US government securities	18,302,368
Sales other than US government securities	52,548,302
Sales of US government securities	25,508,554

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$50,655,096

Aggregate unrealized appreciation of investments and derivatives	$1,600,828
Aggregate unrealized depreciation of investments and derivatives	(939,417)

Net unrealized appreciation of investments and derivatives	$661,411

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

51

Notes to financial statements

Delaware Strategic Income Fund

3. Investments (continued)

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

52

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2019:

	Level 1	Level 2	Total
Securities
Assets:
Agency, Asset-& Mortgage-Backed Securities	$—	$15,238,081	$15,238,081
Corporate Debt	—	29,263,180	29,263,180
Municipal Bonds	—	697,068	697,068
Foreign Bonds	—	1,693,695	1,693,695
Loan Agreements	—	2,825,484	2,825,484
US Treasury Obligation	—	71,727	71,727
Preferred Stock[1]	291,193	94,645	385,838
Short-Term Investments	1,211,103	—	1,211,103

Total Value of Securities	$1,502,296	$49,883,880	$51,386,176

Derivatives[2]
Assets:
Swap Contracts	—	7,030	7,030
Liabilities:
Futures Contracts	(76,699)	—	(76,699)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Total

Preferred Stock	75.47%	24.53%	100.00%

2Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

53

Notes to financial statements

Delaware Strategic Income Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2019 and 2018 were as follows:

	Year ended
	7/31/19	7/31/18
Ordinary income	$2,060,413	$3,126,642
Return of capital	449,353	229,661

Total	$2,509,766	$3,356,303

5. Components of Net Assets on a Tax Basis

As of July 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$56,069,127
Distributions payable	(47,965)
Capital loss carryforwards	(5,648,151)
Qualified late year loss deferrals	(14,376)
Unrealized appreciation of investments, foreign currencies and derivatives	661,411

Net assets	$51,020,046

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, swap accrual basis adjustment, tax treatment of market discount and premium on debt instruments, and mark-to-market of CDS contracts.

Qualified late year currency and specified losses represent losses realized from Nov. 1, 2018 through July 31, 2019, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2019, capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total

$2,710,786	$2,937,365	$5,648,151

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/19	7/31/18
Shares sold:
Class A	175,185	328,331
Class C	53,356	81,220
Class R	47,249	54,141
Institutional Class	466,438	2,037,509

Shares issued upon reinvestment of dividends and distributions:
Class A	157,085	185,008
Class C	12,787	19,434
Class R	18,474	23,367
Institutional Class	113,096	160,626

	1,043,670	2,889,636

Shares redeemed:
Class A	(721,145)	(2,369,305)
Class C	(150,652)	(263,863)
Class R	(504,690)	(225,963)
Institutional Class	(2,080,617)	(2,676,815)

	(3,457,104)	(5,535,946)

Net decrease	(2,413,434)	(2,646,310)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the year ended July 31, 2019 and 2018, the Fund had the following exchange transactions.

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 7/31/19	1,162	1,583	1,584	1,160	$21,687
Year ended 7/31/18	3,757	24,406	24,485	3,756	226,490

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced

55

Notes to financial statements

Delaware Strategic Income Fund

7. Line of Credit (continued)

from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of July 31, 2019, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at July 31, 2019.

56

During the year ended July 31, 2019, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2019, the Fund posted $13,673 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2019, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, and to facilitate to facilitate investments in portfolio securities.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty

57

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at July 31, 2019.

During the year ended July 31, 2019, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, and to protect the value of portfolio securities.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2019, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedule of investments” at July 31, 2019, the notional amount of the protection sold was $460,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end.

58

Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2019, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At July 31, 2019, net unrealized appreciation of the protection sold was $7,030.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2019, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Fair values of derivative instruments as of July 31, 2019 was as follows:

	Asset Derivatives Fair Value

Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on credit default swap contracts	$—	$—	$7,030	$7,030

59

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

Fair values of derivative instruments as of July 31, 2019 was as follows:

	Liability Derivatives Fair Value

Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$—	$76,699	$—	$76,699

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2019. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(36,493)	$—	$(71,456)	$—	$(107,949)
Interest rate contracts	—	85,756	(4,210)		81,546
Equity contracts	—		(1,576)	—	(1,576)
Credit contracts	—	—	—	(28,245)	(28,245)

Total	$(36,493)	$85,756	$(77,242)	$(28,245)	$(56,224)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(1,420)	$—	$(14,829)	$—	$(16,249)
Interest rate contracts	—	(188,595)	—	—	(188,595)
Credit contracts	—	—	—	22,258	22,258

Total	$(1,420)	$(188,595)	$(14,829)	$22,258	$(182,586)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2019:

		Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	403,269	USD	12,994
Futures contracts (average notional value)		1,427,481		5,149,467
Options contracts (average value)		6,768		—
CDS contracts (average notional value)*		1,733,984		458,175

*Long represents buying protection and short represents selling protection.

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9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Morgan Stanley Capital Services LLC	$7,030	$—	$7,030

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Morgan Stanley Capital Services LLC	$7,030	$—	$—	$—	$—	$7,030

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate

61

Notes to financial statements

Delaware Strategic Income Fund

10. Securities Lending (continued)

market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2019, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there

62

is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

63

Notes to financial statements

Delaware Strategic Income Fund

11. Credit and Market Risk (continued)

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

64

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund previously recorded a contingent liability of $326,237 and an asset of $97,871 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the period, the plaintiff and the term loan lenders, which included the Fund, reached an agreement in principle that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the

65

Notes to financial statements

Delaware Strategic Income Fund

14. Recent Accounting Pronouncements (continued)

parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

66

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Income Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 17, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

67

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Other Fund information (Unaudited)

Delaware Strategic Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	82.10%
(B) Return of Capital (Tax Basis)	17.90%
Total Distributions.	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of Sub-Advisory agreements for Delaware Strategic Income Fund at a meeting held February 27-28, 2019

At a meeting held on Feb. 27-28, 2019, the Board of Trustees (the “Board”) of Delaware Strategic Income Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”), respectively. MIMEL, MIMAK, and MIMGL may also be referenced as “Sub-Advisors” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK, and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL, MIMAK, and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK and MIMGL; information concerning MIMEL’s, MIMAK’s, and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s, and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK, and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information

Other Fund information (Unaudited)

Delaware Strategic Income Fund

Board consideration of Sub-Advisory agreements for Delaware Strategic Income Fund at a meeting held February 27-28, 2019 (continued)

furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board

(as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Fund’s strategy to the Sub-Advisors who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Fund’s named portfolio managers will continue to retain principal responsibility for the Fund’s strategy and investment process and be primarily responsible for the day-to-day management of the Fund’s portfolio. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Fund and its shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regards to the appointment of the Sub-Advisors for the Fund, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain principal responsibility for the Fund’s strategy as described above. In addition, the Board considered that the Sub-Advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-Advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Fund as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Fund, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rate declines.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970

Trustee since
September 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)
Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–present)
Private Investor (2004–Present)	59	None

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served

Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association (July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

		Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of

Nominating and Governance

Committee and Audit

Committee Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013-Present),

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

		Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999

Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]
Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $92,390 for the fiscal year ended July 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $90,580 for the fiscal year ended July 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,474 for the fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,955,000 and $11,748,000 for the registrant’s fiscal years ended July 31, 2019 and July 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 2, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 2, 2019